UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

Annual Report | November 30, 2017

2017 Annual Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2017 Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors specializes in energy investing, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders		2	Financial Statements	19
TYG:	Fund Focus	4	Notes to Financial Statements	50
NTG:	Fund Focus	7	Report of Independent Registered
TTP:	Fund Focus	10	Public Accounting Firm	67
NDP:	Fund Focus	13	Company Officers and Directors	68
TPZ:	Fund Focus	16	Additional Information	70

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,324.2
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,380.8
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$273.0
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$269.6
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$202.8

1 As of 12/31/2017
2 As of 11/30/2017

(unaudited)

Tortoise Capital Advisors	1

Tortoise Capital Advisors
2017 Annual Report to closed-end fund stockholders

Dear fellow stockholders,

After three consecutive negative fiscal quarters, the broad energy sector ended on a high note for the fiscal year ending November 30, 2017. The S&P Energy Select Sector® Index, returned 11.3% for the fourth fiscal quarter, bringing the 2017 fiscal year return to -4.1%. A decline in global crude oil inventories, due partially to strong demand, drove performance in the closing fiscal quarter. OPEC and Russia extended the agreement to curtail crude oil production through the year-end 2018, and U.S. producers pointed to 2018 production growth yet with an increased focus on returns. We expect these trends to continue in 2018 as they shape our positive outlook.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, finally turned in a positive fiscal quarter returning 14.9%, bringing the 2017 fiscal year performance to -15.5%. Commodity price volatility and an uncertain 2018 OPEC policy weighed on performance. Crude oil prices opened the fiscal year with West Texas Intermediate (WTI) at $49.44 per barrel before hitting a fiscal year low of $42.31 in June and then ending the fiscal year higher at $57.40 per barrel. OPEC confirmed its 2018 policy, though only at the fiscal year-end after shifting statements throughout the year. Natural gas prices opened the fiscal year at $3.30 per million British thermal units (MMBtu), quickly hit their high of $3.76 on December 7, 2016, sunk to a fiscal year low of $2.44 shortly thereafter and closed the fiscal year at $2.94.

In 2018, we expect crude oil and natural gas production to grow even as producers focus more on capital spending within cash flow. U.S. crude oil production averaged an estimated 9.3 million barrels per day (MMbbl/d)1 in 2017. The 2018 forecast is for 10.3 MMbbl/d. If reached, it would be a record high1. Natural gas production is expected to average 72.6 billion cubic feet per day (bcf/d) in 2017, and 79.3 in 20182 supported by a rise in both natural gas exports and domestic consumption in 2018, per the EIA.

Midstream

Midstream fundamentals remained steady throughout the fiscal year, supported by consistently strong quarterly earnings reports. However, these solid fundamental results did not translate to positive stock performance. Pipeline companies, as measured by the Tortoise North American Pipeline IndexSM, retreated back to negative territory in the final fiscal quarter returning -0.9%, resulting in a fiscal year 2017 return of 2.8%. MLPs, as represented by the Tortoise MLP Index®, didn’t fare as well for the full fiscal year, returning -5.4%, with a fourth fiscal quarter return of -4.0%.

While midstream fundamentals were healthy throughout the year, uncertainty resulted from simplification and IDR restructuring transactions and the trend towards self-funding. Sometimes these actions also resulted in lower distribution rates. An added boost of certainty did arrive after the close of the fiscal year. President Trump signed tax reform legislation that resulted in lower corporate tax rates, an unchanged definition of qualifying income for MLPs, and improved pass-through rates for partnerships like MLPs. Notably, the lower corporate tax rate directly benefits MLP closed-end funds structured as C-Corporations.

Performance across pipeline segments varied during the fiscal year. Local gas distribution companies were by far the strongest performers throughout the period as these utilities performed well in a low interest rate environment. While natural gas pipelines had slightly positive performance, all other pipeline segments turned in negative performance for the fiscal year. Our long-term outlook for the midstream sector remains positive as the need for greater pipeline capacity remains. We project capital investments in MLPs, pipelines and related organic projects at approximately $145 billion for 2017 to 2019.

Downstream

Low natural gas prices are making U.S. natural gas exports competitive. For many countries, specifically in Europe and Asia, it is cheaper to import U.S. natural gas than it is to produce domestically. In particular, 2017 was the strongest year for U.S. natural gas exports. According to the EIA, natural gas exports to Mexico were 10% higher on average in 2017 compared to 2016. In 2017, liquefied natural gas (LNG) exports from the U.S. averaged nearly 2 bcf/d. With several additional LNG facilities expected to come online in 2018 and 2019, we believe growth will continue. This creates a significant opportunity for many U.S. companies along the energy value chain, including U.S. natural gas producers, natural gas pipeline operators, as well as LNG facilities operators.

We continue to expect renewables to play an increasing role in electricity generation. U.S. wind electricity generation totaled 81 gigawatts (GW) at the end of 2016. That total is expected to increase to 88 GW and 96 GW by the end of 2017 and 2018, respectively. U.S. solar generation at the end of 2016 was 22 GW. With expected capacity additions, that total is expected to increase to 27 GW by the end of 2017 and to 30 GW by the end of 20181.

Capital markets

Though total capital market issuance in fiscal year 2017 was nearly equal between debt and equity, debt markets remained supportive for MLPs throughout while equity access was fickle. MLPs and other pipeline companies raised more than $91 billion during the period that included five midstream initial public offerings (IPOs). In the final fiscal quarter, BP Midstream was the largest and most notable MLP IPO while Oasis Midstream Partners LP also went public. We think that companies will continue to rely less on equity capital markets access and will seek to utilize alternative forms of capital.

Merger and acquisition activity among MLPs and other pipeline companies amounted to a modest $7.6 billion during the fiscal quarter, bringing the fiscal year total to approximately $75 billion. Phillips 66 Partners LP announced the largest transaction of the fiscal quarter, in a deal valued at about $2.4 billion.

(unaudited)

2	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Tax reform

After much anticipation, The Tax Cuts and Jobs Act (“The Act”) was signed into law on December 22, 2017. This new legislation provides sweeping changes across all industries. We believe the three changes that could have the most impact to our funds are the reduction of the U.S. corporate tax rate, 100% annual expensing on capital investments, and 30% interest expense deduction limitation. The Act reduced the U.S. corporate tax rate from 35% to 21%. This has an immediate impact to our C-corporation funds, TYG and NTG as they must revalue all deferred tax assets and liabilities using the new reduced rate. A reduced tax rate equates to a reduction in the net deferred tax liability and conversely an increase to the NAV. This impact was reflected in the NAV’s on the day of enactment. Additionally, any current tax liability will be calculated using a reduced blended rate for the upcoming fiscal year ending November 30, 2018 and will be subject to the 21% rate thereafter. Furthermore, the new legislation allows companies to expense 100% of their annual capital investments for the next five years. This could have a meaningful impact on the MLP’s in which the funds invest. Lastly, The Act provides for an interest expense deduction limitation set at 30% of EBITDA for four years. We believe this should have little or no impact to our funds. The wide-spread changes that result from the new legislation will transform the tax landscape and we will continue to monitor and evaluate the impact to our funds.

Concluding thoughts

At Tortoise, we believe the energy sector was underappreciated by investors in 2017. Yet, there are few sectors other than energy where demand has grown in 32 out of the last 33 years3. Looking to 2018, supply and demand fundamentals in the U.S. are expected to remain favorable with commodity prices at levels supportive of further production growth. Exports should only grow as the U.S. is a low cost energy provider to the rest of the world. Further, the recent favorable changes to corporate tax rates add to a growing list of competitive advantages for U.S. energy. We’re optimistic returns will be compelling across the energy value chain in 2018.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, January 2018
2 PIRA Natural Gas, December 2017
3 BP

(unaudited)

Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2017 were -7.5% and -9.1%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -5.4% for the same period. Midstream fundamentals remained steady throughout the fiscal year, supported by consistently strong quarterly earnings reports. However, these solid fundamental results did not translate to positive stock performance. While midstream fundamentals were healthy, uncertainty resulted from simplification and IDR restructuring transactions and the trend towards self-funding. Sometimes these actions also resulted in lower distribution rates.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2017)	$2.62
Distributions paid per share (4th quarter 2017)	$0.6550
Distribution rate (as of 11/30/2017)	10.1%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in February 2004	$30.4625
Market-based total return	(7.5)%
NAV-based total return	(9.1)%
Premium (discount) to NAV (as of 11/30/2017)	8.1%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
Dominion Energy Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Visibility to strong growth in an otherwise weak market and from dropdown asset suite of sponsor
Noble Midstream Partners LP	Midstream gathering and processing MLP	Visibility to strong growth in an otherwise weak market and from dropdown asset suite of sponsor
DCP Midstream, LP	Midstream gathering and processing MLP	Improving commodity prices and a positive outlook for natural gas liquids (NGLs) demand
Bottom five contributors	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Concerns about distribution coverage
Genesis Energy L.P.	Midstream crude oil pipeline MLP	Reduced distribution
Western Gas Partners, LP	Midstream gathering and processing MLP	Concerns about distribution coverage and need to restructure IDRs

(unaudited)

4	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Particular emphasis is given to Distributable cash flow (“DCF”) and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders. Over the long term, the fund expects to distribute substantially all of its DCF to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 3.3% as compared to 3rd quarter 2017 due primarily to the impact of lower distribution rates on several of the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 6.5% during the quarter due to lower asset-based fees. Overall leverage costs were relatively unchanged as compared to 3rd quarter 2017. As a result of the changes in income and expenses, DCF decreased approximately 3.3% as compared to 3rd quarter 2017. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 4th quarter 2016. The fund has paid cumulative distributions to stockholders of $30.4625 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 4th quarter 2017 (in thousands):

	YTD 2017	4th Qtr 2017
Net Investment Loss,
before Income Taxes	$(49,252)	$(6,826)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	178,394	38,882
Net premiums on options written	920	27
Amortization of debt issuance costs	460	110
Amortization on certain investments	(8)	(8)
Interest rate swap expenses	(744)	(176)
DCF	$129,770	$32,009

Leverage

The fund’s leverage utilization decreased $9.8 million during 4th quarter 2017 and represented 30.9% of total assets at November 30, 2017. The fund has maintained compliance with its applicable coverage ratios. At year-end, including the impact of interest rate swaps, approximately 79% of the leverage cost was fixed, the weighted-average maturity was 4.6 years and the weighted-average annual rate on leverage was 3.56%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed. During the quarter, the fund issued $25 million Senior Notes with a fixed interest rate of 3.33%. The notes were issued to replace $25 million of maturing Senior Notes with a fixed interest rate of 2.75%.

Income taxes

During 4th quarter 2017, the fund’s deferred tax liability decreased by $63.3 million to $342.1 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized gains of $5.0 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2016	2017
	2016	2017	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends
from investments	$182,278	$180,342	$44,714	$46,007	$44,556	$45,456	$44,323
Premiums on options written	—	920	—	—	478	415	27
Total from investments	182,278	181,262	44,714	46,007	45,034	45,871	44,350
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	23,322	24,396	6,067	6,380	6,533	5,950	5,533
Other operating expenses	1,615	1,764	229	437	443	441	443
	24,937	26,160	6,296	6,817	6,976	6,391	5,976
Distributable cash flow before leverage
costs and current taxes	157,341	155,102	38,418	39,190	38,058	39,480	38,374
Leverage costs(2)	27,079	25,332	6,467	6,286	6,319	6,362	6,365
Current income tax expense(3)	—	—	—	—	—	—	—
Distributable Cash Flow(4)	$130,262	$129,770	$31,951	$32,904	$31,739	$33,118	$32,009
As a percent of average total assets(5)
Total from investments	7.11%	6.95%	6.90%	6.83%	6.49%	7.13%	7.53%
Operating expenses before leverage
costs and current taxes	0.97%	1.01%	0.97%	1.01%	1.01%	0.99%	1.01%
Distributable cash flow before leverage
costs and current taxes	6.14%	5.94%	5.93%	5.82%	5.48%	6.14%	6.52%
As a percent of average net assets(5)
Total from investments	13.54%	12.82%	12.58%	12.32%	11.88%	13.48%	14.12%
Operating expenses before leverage
costs and current taxes	1.85%	1.86%	1.77%	1.83%	1.84%	1.88%	1.90%
Leverage costs and current taxes	2.01%	1.80%	1.82%	1.68%	1.67%	1.87%	2.03%
Distributable cash flow	9.68%	9.16%	8.99%	8.81%	8.37%	9.73%	10.19%

Selected Financial Information
Distributions paid on common stock	$127,370	$128,749	$32,045	$32,082	$32,115	$32,253	$32,299
Distributions paid on common stock
per share	2.6200	2.6200	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage
for period(6)	102.3%	100.8%	99.7%	102.6%	98.8%	102.7%	99.1%
Net realized gain, net of income taxes,
for the period	117,749	119,288	15,215	71,641	7,226	35,440	4,981
Total assets, end of period(7)	2,593,722	2,235,315	2,593,722	2,842,641	2,596,302	2,467,104	2,235,315
Average total assets during period(7)(8)	2,562,113	2,595,980	2,607,027	2,733,122	2,751,522	2,552,438	2,363,776
Leverage(9)	716,800	690,200	716,800	701,900	700,700	700,000	690,200
Leverage as a percent of total assets	27.6%	30.9%	27.6%	24.7%	27.0%	28.4%	30.9%
Net unrealized depreciation, end of period	(217,646)	(418,421)	(217,646)	(109,826)	(223,262)	(330,549)	(418,421)
Net assets, end of period	1,412,274	1,181,528	1,412,274	1,556,125	1,400,652	1,296,782	1,181,528
Average net assets during period(10)	1,345,764	1,406,724	1,429,146	1,513,999	1,504,136	1,349,973	1,259,521
Net asset value per common share	28.83	23.93	28.83	31.74	28.53	26.30	23.93
Market value per share	30.63	25.86	30.63	34.63	31.76	28.47	25.86
Shares outstanding (000’s)	48,980	49,379	48,980	49,031	49,093	49,311	49,379

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the net premiums on options written, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, amortization on certain investments and current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2017 were -7.7% and -8.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -5.4% for the same period. Midstream fundamentals remained steady throughout the fiscal year, supported by consistently strong quarterly earnings reports. However, these solid fundamental results did not translate to positive stock performance. While midstream fundamentals were healthy, uncertainty resulted from simplification and IDR restructuring transactions and the trend towards self-funding. Sometimes these actions also resulted in lower distribution rates.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2017)	$1.69
Distributions paid per share (4th quarter 2017)	$0.4225
Distribution rate (as of 11/30/2017)	10.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2010	$12.0800
Market-based total return	(7.7)%
NAV-based total return	(8.9)%
Premium (discount) to NAV (as of 11/30/2017)	(0.4)%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
Dominion Energy Midstream Partners LP	Midstream natural gas/natural gas liquids pipeline MLP	Visibility to strong growth in an otherwise weak market and from dropdown asset suite of sponsor
DCP Midstream LP	Midstream gathering and processing MLP	Improving commodity prices and a positive outlook for natural gas liquids (NGLs) demand
Williams Partners L.P.	Midstream gathering and processing MLP	Increased natural gas volume growth
Bottom five contributors	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Concerns about distribution coverage
Genesis Energy L.P.	Midstream crude oil pipeline MLP	Reduced distribution
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Reduced distribution

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Particular emphasis is given to Distributable cash flow (“DCF”) and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders. Over the long term, the fund expects to distribute substantially all of its DCF to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 2.9% as compared to 3rd quarter 2017 due primarily to the impact of decreased distribution rates on certain of the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 5.8% during the quarter due to lower asset-based fees. Leverage costs were relatively unchanged as compared to 3rd quarter 2017. As a result of the changes in income and expenses, DCF decreased approximately 3.0% as compared to 3rd quarter 2017. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 4th quarter 2016. The fund has paid cumulative distributions to stockholders of $12.08 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 4th quarter 2017 (in thousands):

	YTD 2017	4th Qtr 2017
Net Investment Loss,
before Income Taxes	$(28,058)	$(5,608)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	103,810	24,284
Net Premiums on options written	571	32
Amortization of debt issuance costs	369	92
DCF	$76,692	$18,800

Leverage

The fund’s leverage utilization increased by $4.5 million during 4th quarter 2017 and represented 33.4% of total assets at November 30, 2017. The fund has maintained compliance with its applicable coverage ratios. At year-end, approximately 76% of the leverage cost was fixed, the weighted-average maturity was 2.1 years and the weighted-average annual rate on leverage was 3.73%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. Subsequent to year-end, the fund issued $57 million Senior Notes with a weighted-average fixed interest rate of approximately 3.31% and $65 million Mandatory Redeemable Preferred (“MRP”) Shares with a weighted-average fixed interest rate of approximately 3.89%. The notes and preferred shares were issued to replace $57 million of maturing Senior Notes with a fixed interest rate of 3.73% and $65 million of redeemed MRP Shares with a fixed interest rate of 4.33%.

Income taxes

During 3rd quarter 2017, the fund’s deferred tax liability decreased by $28.7 million to $122.4 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized losses of $1.1 million during the quarter. As of November 30, 2017, the fund had net operating losses of $55 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2016	2017
	2016	2017	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends from investments	$109,211	$108,230	$27,640	$27,925	$26,705	$27,094	$26,506
Premiums on options written	—	571	—	—	297	242	32
Total from investments	109,211	108,801	27,640	27,925	27,002	27,336	26,538
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	13,398	14,349	3,584	3,752	3,828	3,490	3,279
Other operating expenses	1,331	1,292	336	324	332	324	312
	14,729	15,641	3,920	4,076	4,160	3,814	3,591
Distributable cash flow before leverage costs and current taxes	94,482	93,160	23,720	23,849	22,842	23,522	22,947
Leverage costs(2)	15,940	16,468	4,013	4,051	4,124	4,146	4,147
Current income tax expense(3)	—	—	—	—	—	—	—
Distributable Cash Flow(4)	$78,542	$76,692	$19,707	$19,798	$18,718	$19,376	$18,800
As a percent of average total assets(5)
Total from investments	7.51%	7.14%	7.29%	7.09%	6.69%	7.30%	7.69%
Operating expenses before leverage costs and current taxes	1.01%	1.03%	1.03%	1.04%	1.03%	1.02%	1.04%
Distributable cash flow before leverage costs and current taxes	6.50%	6.11%	6.26%	6.05%	5.66%	6.28%	6.65%
As a percent of average net assets(5)
Total from investments	12.66%	12.13%	12.17%	11.79%	11.27%	12.67%	13.27%
Operating expenses before leverage costs and current taxes	1.71%	1.75%	1.73%	1.72%	1.74%	1.77%	1.80%
Leverage costs and current taxes	1.85%	1.85%	1.77%	1.71%	1.72%	1.92%	2.07%
Distributable cash flow	9.10%	8.53%	8.67%	8.36%	7.81%	8.98%	9.40%

Selected Financial Information
Distributions paid on common stock	$79,464	$79,670	$19,891	$19,892	$19,891	$19,925	$19,962
Distributions paid on common stock per share	1.6900	1.6900	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	98.8%	96.3%	99.1%	99.5%	94.1%	97.2%	94.2%
Net realized gain (loss), net of income taxes, for the period	49,307	29,189	14,157	14,896	2,126	13,289	(1,122)
Total assets, end of period(7)	1,514,354	1,327,977	1,514,354	1,657,717	1,509,815	1,437,520	1,327,977
Average total assets during period(7)(8)	1,454,091	1,515,484	1,524,805	1,596,610	1,601,462	1,486,578	1,384,718
Leverage(9)	440,800	443,800	440,800	439,700	442,700	439,300	443,800
Leverage as a percent of total assets	29.1%	33.4%	29.1%	26.5%	29.3%	30.6%	33.4%
Net unrealized appreciation, end of period	107,907	24,370	107,907	193,975	123,020	69,547	24,370
Net assets, end of period	904,866	754,085	904,866	981,071	886,964	823,888	754,085
Average net assets during period(10)	862,527	892,196	913,726	960,910	950,384	855,842	802,165
Net asset value per common share	19.22	15.96	19.22	20.84	18.81	17.44	15.96
Market value per common share	18.90	15.90	18.90	20.49	18.99	17.70	15.90
Shares outstanding (000’s)	47,081	47,247	47,081	47,081	47,161	47,247	47,247

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the net premiums on options written, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2017 were -14.2% and -12.6%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 2.8% for the same period. Midstream fundamentals remained steady throughout the fiscal year, supported by consistently strong quarterly earnings reports. However, these solid fundamental results did not translate to positive stock performance. While midstream fundamentals were healthy, uncertainty resulted from simplification and IDR restructuring transactions and the trend towards self-funding. Sometimes these actions also resulted in lower distribution rates.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2017)	$1.63
Distributions paid per share (4th quarter 2017)	$0.4075
Distribution rate (as of 11/30/2017)	9.6%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in October 2011	$10.0975
Market-based total return	(14.2)%
NAV-based total return	(12.6)%
Premium (discount) to NAV (as of 11/30/2017)	(9.6)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In an attempt to generate the same monthly income, the out-of-the-money percentage was approximately 100 basis points inside of last year as volatility was approximately 13% below last year on average. The notional amount of the fund’s covered calls averaged approximately 8.9% of total assets, and their out-of-the-money percentage at the time written averaged approximately 5.4% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business with visibility to dividend growth
Pembina Pipeline Corp.	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects
VTTI Energy Partners LP	Midstream refined product pipeline MLP	Announced acquisition by parent company
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
Williams Partners L.P.	Midstream gathering and processing MLP	Increased natural gas volume growth

Bottom five contributors	Company type	Performance driver
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced distribution on weaker supply & logistics outlook
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Strategic review with lower distribution viewed unfavorably
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
SemGroup Corporation	Midstream crude oil pipeline company	Acquisition of Houston Fuel Oil Terminal resulted in equity overhang
NuStar Energy L.P.	Midstream crude oil MLP	Concerns about pace of crude oil volume ramp

(unaudited)

10	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 5.7% as compared to 3rd quarter 2017, primarily due to decreased distribution rates on several of the fund’s investments and lower income on premiums from sales of covered call options. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 4.5% during the quarter primarily due to lower asset-based fees. Leverage costs were relatively unchanged as compared to 3rd quarter 2017. As a result of the changes in income and expenses, DCF decreased approximately 6.9% as compared to 3rd quarter 2017. In addition, the fund had net realized gains on investments of $0.4 million during 4th quarter 2017. The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 4th quarter 2016. The fund has paid cumulative distributions to stockholders of $10.0975 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 4th quarter 2017 (in thousands):

	YTD 2017	4th Qtr 2017
Net Investment Income (Loss)	$(458)	$33
Adjustments to reconcile to DCF:
Net premiums on options written	4,503	967
Distributions characterized as return of capital	9,137	2,072
Dividends paid in stock	1,194	329
Amortization of debt issuance costs	57	14
DCF	$14,433	$3,415

Leverage

The fund’s leverage utilization increased by $1.3 million during 4th quarter 2017 and represented 26.7% of total assets at November 30, 2017. The fund has maintained compliance with its applicable coverage ratios. At year-end, approximately 64% of the leverage cost was fixed, the weighted-average maturity was 2.2 years and the weighted-average annual rate on leverage was 3.43%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2016	2017
	2016	2017	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Dividends and distributions from investments, net of foreign taxes withheld	$14,675	$14,711	$3,606	$3,594	$3,778	$3,780	$3,559
Dividends paid in stock	1,704	1,194	444	385	238	242	329
Net premiums on options written	5,178	4,503	1,284	1,275	1,135	1,126	967
Total from investments	21,557	20,408	5,334	5,254	5,151	5,148	4,855
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	2,707	3,131	768	824	822	756	729
Other operating expenses	561	573	142	150	145	146	132
	3,268	3,704	910	974	967	902	861
Distributable cash flow before leverage costs	18,289	16,704	4,424	4,280	4,184	4,246	3,994
Leverage costs(2)	2,180	2,271	544	551	563	578	579
Distributable Cash Flow(3)	$16,109	$14,433	$3,880	$3,729	$3,621	$3,668	$3,415
Net realized gain (loss) on investments and foreign currency translation, for the period	$3,488	$2,605	$25,178	$2,316	$(357)	$292	$354
As a percent of average total assets(4)
Total from investments	8.08%	7.09%	7.25%	6.94%	6.89%	7.35%	7.28%
Operating expenses before leverage costs	1.22%	1.29%	1.24%	1.29%	1.29%	1.29%	1.29%
Distributable cash flow before leverage costs	6.86%	5.80%	6.01%	5.65%	5.60%	6.06%	5.99%
As a percent of average net assets(4)
Total from investments	11.18%	9.30%	9.38%	8.77%	8.88%	9.93%	9.79%
Operating expenses before leverage costs	1.69%	1.69%	1.60%	1.63%	1.67%	1.74%	1.74%
Leverage costs	1.13%	1.04%	0.96%	0.92%	0.97%	1.11%	1.17%
Distributable cash flow	8.36%	6.57%	6.82%	6.22%	6.24%	7.08%	6.88%

Selected Financial Information
Distributions paid on common stock	$16,327	$16,327	$4,082	$4,082	$4,081	$4,082	$4,082
Distributions paid on common stock per share	1.6300	1.6300	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	303,989	259,175	303,989	303,685	278,733	274,878	259,175
Average total assets during period(5)(6)	266,897	288,004	295,803	307,063	296,418	278,007	267,349
Leverage(7)	66,600	69,300	66,600	66,700	67,400	68,000	69,300
Leverage as a percent of total assets	21.9%	26.7%	21.9%	22.0%	24.2%	24.7%	26.7%
Net unrealized appreciation (depreciation), end of period	6,052	(27,789)	6,052	8,983	(13,246)	(21,276)	(27,789)
Net assets, end of period	234,539	188,517	234,539	235,779	210,076	199,503	188,517
Average net assets during period(8)	192,888	219,359	228,681	242,897	230,203	205,675	198,953
Net asset value per common share	23.42	18.82	23.42	23.54	20.97	19.92	18.82
Market value per common share	21.55	17.01	21.55	21.45	19.97	18.43	17.01
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2017 were -11.0% and -13.5%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -15.5% for the same period. Although both negative, liquids producers performed better than natural gas producers. Liquids producers in the Permian fared better than most during the period as it has become the lowest cost basin in the U.S. The fund’s negative performance was somewhat mitigated by its exposure to midstream companies that it holds to execute its covered call strategy.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2017)	$1.75
Distributions paid per share (4th quarter 2017)	$0.4375
Distribution rate (as of 11/30/2017)	14.1%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in July 2012	$9.1875
Market-based total return	(11.0)%
NAV-based total return	(13.5)%
Premium (discount) to NAV (as of 11/30/2017)	(3.8)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 65.4% of total assets and their out-of-the-money percentage at the time written averaged approximately 10.7% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cabot Oil & Gas Corporation	Upstream liquids producer	Provided updated outlook that projects significant free cash flow over the next 3 years
Royal Dutch Shell plc	Upstream oil and gas producer	Benefited from rising oil prices due to the extension of the OPEC production cut agreement through the end of 2018
Continental Resources, Inc.	Upstream liquids producer	Benefited from rising oil prices due to the extension of the OPEC production cut agreement through the end of 2018
Diamondback Energy, Inc.	Upstream liquids producer	Benefited from rising oil prices due to the extension of the OPEC production cut agreement through the end of 2018
Centennial Resource Development, Inc.	Upstream oil and gas producer	Benefited from rising oil prices due to the extension of the OPEC production cut agreement through the end of 2018

Bottom five contributors	Company type	Performance driver
Pioneer Natural Resources Company	Upstream liquids producer	Concerns about oil production percentage relative to natural gas production percentage from the Permian basin
Carrizo Oil & Gas, Inc.	Upstream oil and natural gas producer	Equity overhang due to high leverage and perceived need for acquisition
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Concerns about Colorado drilling and regulatory outlook
Range Resources Corporation	Upstream natural gas producer	Lower than expected results in Terryville natural gas asset
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Strategic review with lower distribution viewed unfavorably

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 1.6% as compared to 3rd quarter 2017, primarily due to trading activity. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 1.8% during the quarter due to lower asset-based fees and other operating expenses. Total leverage costs increased approximately 0.9% as compared to 3rd quarter 2017, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased by approximately 1.7% as compared to 3rd quarter 2017. In addition, the fund had net realized losses on investments of $18.8 million during 4th quarter 2017.

The fund maintained its quarterly distribution of $0.4375 per share during 4th quarter 2017, which was equal to the distribution paid in the prior quarter and 4th quarter 2016. The fund has paid cumulative distributions to stockholders of $9.1875 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 4th quarter 2017 (in thousands):

	YTD 2017	4th Qtr 2017
Net Investment Loss	$(2,930)	$(748)
Adjustments to reconcile to DCF:
Net premiums on options written	22,648	5,720
Distributions characterized as
return of capital	4,202	1,058
Dividends paid in stock	695	135
DCF	$24,615	$6,165

Leverage

The fund’s leverage utilization decreased slightly as compared to 3rd quarter 2017. The fund utilizes all floating rate leverage that had an interest rate of 2.17% and represented 25.3% of total assets at year-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2016	2017
	2016	2017	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$6,129	$5,977	$1,363	$1,494	$1,516	$1,526	$1,441
Dividends paid in stock	1,124	695	293	299	129	132	135
Net premiums on options written	23,129	22,648	5,645	5,749	5,425	5,754	5,720
Total from investments	30,382	29,320	7,301	7,542	7,070	7,412	7,296
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	2,733	2,978	749	820	791	686	681
Other operating expenses	620	544	151	144	140	135	125
	3,353	3,522	900	964	931	821	806
Distributable cash flow before
leverage costs	27,029	25,798	6,401	6,578	6,139	6,591	6,490
Leverage costs(2)	783	1,183	212	251	285	322	325
Distributable Cash Flow(3)	$26,246	$24,615	$6,189	$6,327	$5,854	$6,269	$6,165
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$(27,326)	$(21,311)	$4,490	$5,898	$(6,084)	$(2,332)	$(18,793)
As a percent of average total assets(4)
Total from investments	10.80%	10.52%	9.58%	9.86%	9.70%	11.55%	11.60%
Operating expenses before
leverage costs	1.19%	1.26%	1.18%	1.26%	1.28%	1.28%	1.28%
Distributable cash flow before
leverage costs	9.61%	9.26%	8.40%	8.60%	8.42%	10.27%	10.32%
As a percent of average net assets(4)
Total from investments	14.30%	13.97%	12.31%	12.36%	12.60%	15.93%	15.77%
Operating expenses before
leverage costs	1.58%	1.68%	1.52%	1.58%	1.66%	1.76%	1.74%
Leverage costs	0.37%	0.56%	0.36%	0.41%	0.51%	0.69%	0.70%
Distributable cash flow	12.35%	11.73%	10.43%	10.37%	10.43%	13.48%	13.33%

Selected Financial Information
Distributions paid on common stock	$25,403	$25,460	$6,351	$6,351	$6,360	$6,369	$6,380
Distributions paid on common stock
per share	1.7500	1.7500	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	319,343	255,302	319,343	297,341	264,083	238,932	255,302
Average total assets during period(5)	281,272	278,827	306,669	310,231	289,030	254,645	252,191
Leverage(6)	63,800	64,500	63,800	65,100	64,600	64,700	64,500
Leverage as a percent of total assets	20.0%	25.3%	20.0%	21.9%	24.5%	27.1%	25.3%
Net unrealized appreciation (depreciation),
end of period	1,717	(19,852)	1,717	(16,339)	(40,654)	(63,116)	(19,852)
Net assets, end of period	246,088	187,889	246,088	230,201	198,379	171,942	187,889
Average net assets during period(7)	212,528	209,940	238,453	247,529	222,615	184,587	185,583
Net asset value per common share	16.95	12.88	16.95	15.84	13.63	11.79	12.88
Market value per common share	15.85	12.39	15.85	16.33	14.43	12.61	12.39
Shares outstanding (000’s)	14,516	14,584	14,516	14,537	14,559	14,584	14,584

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.

(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending November 30, 2017 were -0.3% and -4.3%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -3.0% for the same period. Midstream fundamentals remained steady throughout the fiscal year, supported by consistently strong quarterly earnings reports. However, these solid fundamental results did not translate to positive stock performance. While midstream fundamentals were healthy, uncertainty resulted from simplification and IDR restructuring transactions and the trend towards self-funding. Sometimes these actions also resulted in lower distribution rates.

Performance was helped by the fund’s focus on power and utilities which had positive performance for the fiscal year due to low interest rates. Negative performance was further mitigated by the fund’s energy fixed income holdings as they outperformed energy equities throughout the fiscal year.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2017)	$1.50
Monthly distributions paid per share (4th quarter 2017)	$0.1250
Distribution rate (as of 11/30/2017)	7.5%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$13.7750
Market-based total return	(0.3)%
NAV-based total return	(4.3)%
Premium (discount) to NAV (as of 11/30/2017)	(6.5)%

*

The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business with visibility to dividend growth
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
HollyFrontier Corporation	Refining company	Increased refining margins due to wider crude oil price spreads
Cheniere Corp.	Midstream natural gas/natural gas liquids pipeline company	Construction progress continues without delay

Bottom five contributors	Company type	Performance driver
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Strategic review with lower distribution viewed unfavorably
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
NuStar Energy L.P.	Midstream crude oil MLP	Concerns about pace of crude oil volume ramp
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook

(unaudited)

16	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 2.1% as compared to 3rd quarter 2017 mainly due to decreased distribution rates on certain of the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 4.6% during the quarter primarily due to lower asset-based fees. Total leverage costs decreased approximately 1.7% as compared to 3rd quarter 2017, primarily due to lower interest rate swap expenses during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 1.4% as compared to 3rd quarter 2017. In addition, the fund had net realized losses on investments of $4.5 million during 4th quarter 2017.

The fund paid monthly distributions of $0.125 per share during 4th quarter 2017, which was unchanged over the prior quarter and 4th quarter 2016. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 1st quarter 2018. The fund has paid cumulative distributions to stockholders of $13.775 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 4th quarter 2017 (in thousands):

	YTD 2017	4th Qtr 2017
Net Investment Income	$4,090	$1,008
Adjustments to reconcile to DCF:
Dividends paid in stock	810	218
Distributions characterized as
return of capital	5,000	1,197
Interest rate swap expenses	(129)	(16)
Change in amortization methodology	14	(4)
DCF	$9,785	$2,403

Leverage

The fund’s leverage utilization increased $2.0 million as compared to 3rd quarter 2017 and represented 26.4% of total assets at November 30, 2017. The fund has maintained compliance with its applicable coverage ratios. At year-end, including the impact of interest rate swaps, approximately 28% of the leverage cost was fixed, the weighted-average maturity was 0.8 years and the weighted-average annual rate on leverage was 2.26%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2016	2017
	2016	2017	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Interest earned on corporate bonds	$6,430	$5,931	$1,537	$1,519	$1,508	$1,480	$1,424
Distributions and dividends from investments,
net of foreign taxes withheld	6,557	6,672	1,620	1,650	1,657	1,715	1,650
Dividends paid in stock	1,000	810	258	264	162	166	218
Total from investments	13,987	13,413	3,415	3,433	3,327	3,361	3,292
Operating Expenses Before Leverage Costs
Advisory fees	1,864	2,031	503	518	525	501	487
Other operating expenses	566	508	140	133	130	130	115
	2,430	2,539	643	651	655	631	602
Distributable cash flow before
leverage costs	11,557	10,874	2,772	2,782	2,672	2,730	2,690
Leverage costs(2)	910	1,089	221	241	269	292	287
Distributable Cash Flow(3)	$10,647	$9,785	$2,551	$2,541	$2,403	$2,438	$2,403
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$7,176	$4,325	$8,066	$3,005	$5,008	$815	$(4,503)
As a percent of average total assets(4)
Total from investments	7.00%	6.25%	6.39%	6.30%	5.99%	6.31%	6.42%
Operating expenses before
leverage costs	1.22%	1.18%	1.20%	1.20%	1.18%	1.18%	1.17%
Distributable cash flow before
leverage costs	5.78%	5.07%	5.19%	5.10%	4.81%	5.13%	5.25%
As a percent of average net assets(4)
Total from investments	9.56%	8.24%	8.37%	8.13%	7.84%	8.45%	8.60%
Operating expenses before
leverage costs	1.66%	1.56%	1.58%	1.54%	1.54%	1.59%	1.57%
Leverage costs	0.62%	0.67%	0.54%	0.57%	0.63%	0.73%	0.75%
Distributable cash flow	7.28%	6.01%	6.25%	6.02%	5.67%	6.13%	6.28%

Selected Financial Information
Distributions paid on common stock	$10,688	$10,427	$2,607	$2,607	$2,607	$2,606	$2,607
Distributions paid on common stock
per share	1.5375	1.5000	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	217,415	202,291	217,415	223,313	213,441	213,992	202,291
Average total assets during period(5)	199,824	214,463	215,113	220,830	220,356	211,408	205,567
Leverage(6)	50,600	53,400	50,600	51,100	51,300	51,400	53,400
Leverage as a percent of total assets	23.3%	26.4%	23.3%	22.9%	24.0%	24.0%	26.4%
Net unrealized appreciation, end of period	30,817	15,138	30,817	34,896	21,461	17,555	15,138
Net assets, end of period	166,073	148,243	166,073	171,566	161,413	155,739	148,243
Average net assets during period(7)	146,274	162,708	164,170	171,188	168,319	157,849	153,560
Net asset value per common share	23.89	21.33	23.89	24.68	23.22	22.40	21.33
Market value per common share	21.43	19.94	21.43	22.56	21.84	20.33	19.94
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.

(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

TYG Schedule of Investments
November 30, 2017

	Shares	Fair Value
Master Limited Partnerships — 178.1%(1)
Crude Oil Pipelines — 34.7%(1)
United States — 34.7%(1)
Andeavor Logistics LP	2,697,314	$120,731,775
BP Midstream Partners LP	1,226,047	22,399,879
Enbridge Energy Partners, L.P.	6,083,756	88,944,512
Genesis Energy L.P.	1,393,074	29,909,298
Plains All American Pipeline, L.P.	4,818,784	93,966,288
Shell Midstream Partners, L.P.	2,018,379	54,597,152
		410,548,904
Natural Gas/Natural Gas Liquids Pipelines — 51.6%(1)
United States — 51.6%(1)
Dominion Energy Midstream
Partners, LP	1,082,833	34,813,081
Energy Transfer Partners, L.P.(2)	11,396,024	189,287,959
Enterprise Products Partners L.P.	6,519,892	160,584,940
EQT Midstream Partners, LP	1,272,460	87,316,205
Spectra Energy Partners, LP	1,522,280	62,291,698
Tallgrass Energy Partners, LP	1,701,776	74,742,002
		609,035,885
Natural Gas Gathering/Processing — 48.5%(1)
United States — 48.5%(1)
Antero Midstream Partners LP	1,660,647	45,750,825
DCP Midstream, LP	1,817,807	63,877,738
EnLink Midstream Partners, LP	4,587,525	73,354,525
MPLX LP	3,855,529	138,259,270
Noble Midstream Partners LP	272,732	13,486,597
Rice Midstream Partners LP	1,843,425	38,398,543
Western Gas Partners, LP	2,849,396	127,709,929
Williams Partners L.P.	1,966,643	72,175,798
		573,013,225
Refined Product Pipelines — 43.3%(1)
United States — 43.3%(1)
Buckeye Partners, L.P.	2,647,499	121,599,629
Holly Energy Partners, L.P.	1,669,996	55,293,568
Magellan Midstream Partners, L.P.	2,790,873	186,988,491
NuStar Energy L.P.	1,365,641	39,685,527
Phillips 66 Partners LP	946,859	44,369,813
Phillips 66 Partners LP(3)	583,711	27,160,073
Valero Energy Partners LP	888,135	36,910,890
		512,007,991
Total Master Limited Partnerships
(Cost $1,914,428,819)		2,104,606,005

Common Stock — 3.8%(1)
Natural Gas/Natural Gas Liquids Pipelines — 3.8%(1)
United States — 3.8%(1)
ONEOK, Inc.
(Cost $45,401,107)	870,420	45,174,798

Preferred Stock — 3.1%(1)
Natural Gas Gathering/Processing — 2.0%(1)
United States — 2.0%(1)
Targa Resources Corp., 9.500%(3)(4)	21,758	23,396,034
Oil and Gas Production — 1.1%(1)
United States — 1.1%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	12,809,208
Total Preferred Stock
(Cost $35,391,606)		36,205,242

Private Investment — 2.2%(1)
Renewables — 2.2%(1)
United States — 2.2%(1)
Tortoise HoldCo II, LLC(3)(4)(5)
(Cost $34,916,525)	N/A	25,886,172

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.98%(6) (Cost $208,128)	208,128	208,128
Total Investments — 187.2%(1)
(Cost $2,030,346,185)		2,212,080,345
Interest Rate Swap Contracts — (0.0)%(1)
$15,000,000 notional — net unrealized depreciation(7)		(157,702)
Other Assets and Liabilities — 0.2%(1)		1,885,079
Deferred Tax Liability — (29.0)%(1)		(342,079,252)
Credit Facility Borrowings — (9.5)%(1)		(112,700,000)
Senior Notes — (34.9)%(1)		(412,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.0)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,181,528,470

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $157,702.
(3)	Restricted securities have a total fair value of $76,442,279, which represents 6.5% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Deemed to be an affiliate of the fund.
(6)	Rate indicated is the current yield as of November 30, 2017.
(7)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments
November 30, 2017

	Shares	Fair Value
Master Limited Partnerships — 167.5%(1)
Crude Oil Pipelines — 32.0%(1)
United States — 32.0%(1)
Andeavor Logistics LP	1,450,409	$64,920,307
BP Midstream Partners LP	713,172	13,029,653
Enbridge Energy Partners, L.P.	3,533,429	51,658,732
Genesis Energy L.P.	1,054,968	22,650,163
Plains All American Pipeline, L.P.	2,991,043	58,325,339
Shell Midstream Partners, L.P.	1,130,841	30,589,249
		241,173,443
Natural Gas/Natural Gas Liquids Pipelines — 52.7%(1)
United States — 52.7%(1)
Dominion Energy Midstream
Partners, LP	978,545	31,460,222
Energy Transfer Partners, L.P.	7,068,994	117,415,990
Enterprise Products Partners L.P.	4,434,109	109,212,105
EQT Midstream Partners, LP	803,112	55,109,545
Spectra Energy Partners, LP	834,847	34,161,939
Tallgrass Energy Partners, LP	1,135,235	49,859,521
		397,219,322
Natural Gas Gathering/Processing — 51.9%(1)
United States — 51.9%(1)
Antero Midstream Partners LP	725,846	19,997,057
DCP Midstream, LP	1,641,517	57,682,907
EnLink Midstream Partners, LP	3,383,588	54,103,572
MPLX LP	2,377,526	85,258,082
Noble Midstream Partners LP	155,562	7,692,541
Rice Midstream Partners LP	1,133,910	23,619,345
Western Gas Partners, LP	1,693,813	75,916,699
Williams Partners L.P.	1,828,781	67,116,263
		391,386,466
Refined Product Pipelines — 30.9%(1)
United States — 30.9%(1)
Buckeye Partners, L.P.	1,544,576	70,942,376
Holly Energy Partners, L.P.	1,010,104	33,444,543
Magellan Midstream Partners, L.P.	869,301	58,243,167
NuStar Energy L.P.	793,760	23,066,666
Phillips 66 Partners LP	310,784	14,563,338
Phillips 66 Partners LP(2)	537,734	25,020,763
Valero Energy Partners LP	187,891	7,808,750
		233,089,603
Total Master Limited Partnerships
(Cost $1,226,382,703)		1,262,868,834

Common Stock — 5.3%(1)
Natural Gas/Natural Gas Liquids Pipelines — 5.3%(1)
United States — 5.3%(1)
ONEOK, Inc.
(Cost $40,369,910)	773,963	40,168,680

Preferred Stock — 2.6%(1)
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	13,174,382
Oil and Gas Production — 0.9%(1)
United States — 0.9%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	6,505,695
Total Preferred Stock
(Cost $19,038,600)		19,680,077

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.98%(4) (Cost $162,156)	162,157	162,157
Total Investments — 175.4%(1)
(Cost $1,285,953,369)		1,322,879,748
Other Assets and Liabilities — (0.3)%(1)		(2,621,838)
Deferred Tax Liability — (16.2)%(1)		(122,372,790)
Credit Facility Borrowings — (6.6)%(1)		(49,800,000)
Senior Notes — (37.7)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.6)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$754,085,120

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $38,195,145, which represents 5.1% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of November 30, 2017.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

TTP Schedule of Investments
November 30, 2017

	Shares	Fair Value
Common Stock — 92.9%(1)
Crude Oil Pipelines — 36.0%(1)
Canada — 21.2%(1)
Gibson Energy Inc	188,122	$2,519,667
Enbridge Inc.	503,775	18,997,355
Inter Pipeline Ltd.	502,133	10,547,459
Pembina Pipeline Corporation	226,342	7,882,452
United States — 14.8%(1)
Plains GP Holdings, L.P.	913,432	18,807,565
SemGroup Corporation	382,241	9,173,784
		67,928,282
Natural Gas Gathering/Processing — 17.5%(1)
United States — 17.5%(1)
EnLink Midstream, LLC	530,288	8,855,810
Targa Resources Corp.	280,249	12,162,807
The Williams Companies, Inc.	410,025	11,911,226
		32,929,843
Natural Gas/Natural Gas Liquids Pipelines — 25.9%(1)
Canada — 10.4%(1)
Keyera Corp.	18,864	531,640
TransCanada Corporation	396,968	19,066,373
United States — 15.5%(1)
ONEOK, Inc.	385,387	20,001,585
Tallgrass Energy GP, LP	409,412	9,252,711
		48,852,309
Oil and Gas Production — 13.5%(1)
United States — 13.5%(1)
Anadarko Petroleum Corporation(2)	23,500	1,130,115
Antero Resources Corporation(2)(3)	60,900	1,157,100
Cabot Oil & Gas Corporation(2)	43,300	1,253,535
Carrizo Oil & Gas, Inc.(2)(3)	23,800	460,054
Cimarex Energy Co.(2)	14,900	1,730,039
Concho Resources Inc.(2)(3)	21,600	3,020,976
Continental Resources, Inc.(2)(3)	28,300	1,339,439
Diamondback Energy, Inc.(2)(3)	9,100	994,721
EOG Resources, Inc.(2)	24,600	2,517,072
EQT Corporation(2)	33,100	1,972,760
Laredo Petroleum, Inc.(2)(3)	90,800	970,652
Newfield Exploration Company(2)(3)	33,900	1,048,527
Noble Energy, Inc.(2)	45,500	1,196,650
Parsley Energy, Inc.(2)(3)	38,300	1,028,738
PDC Energy, Inc.(2)(3)	14,400	661,680
Pioneer Natural Resources Company(2)	8,200	1,279,528
Range Resources Corporation(2)	88,800	1,600,176
RSP Permian, Inc.(2)(3)	28,300	1,039,459
WPX Energy, Inc.(2)(3)	80,000	1,013,600
		25,414,821
Total Common Stock
(Cost $195,365,330)		175,125,255

Master Limited Partnerships and
Related Companies — 40.5%(1)
Crude Oil Pipelines — 10.9%(1)
United States — 10.9%(1)
Andeavor Logistics LP	22,878	1,024,019
BP Midstream Partners LP	71,626	1,308,607
Enbridge Energy Management, L.L.C.(4)	963,871	13,012,262
Genesis Energy L.P.	76,499	1,642,434
Shell Midstream Partners, L.P.	132,089	3,573,008
		20,560,330
Natural Gas/Natural Gas Liquids Pipelines — 10.1%(1)
United States — 10.1%(1)
Energy Transfer Equity, L.P.	43,645	707,049
Energy Transfer Partners, L.P.	714,412	11,866,383
Enterprise Products Partners L.P.	154,506	3,805,483
EQT Midstream Partners, LP	3,592	246,483
Tallgrass Energy Partners, LP	52,446	2,303,428
		18,928,826
Natural Gas Gathering/Processing — 10.0%(1)
United States — 10.0%(1)
DCP Midstream, LP	58,115	2,042,161
EnLink Midstream Partners, LP	92,339	1,476,501
MPLX LP	245,647	8,808,902
Noble Midstream Partners LP	22,872	1,131,020
Rice Midstream Partners LP	150,313	3,131,020
Western Gas Partners, LP	50,531	2,264,799
		18,854,403
Refined Product Pipelines — 9.5%(1)
United States — 9.5%(1)
Buckeye Partners, L.P.	95,105	4,368,173
Holly Energy Partners, L.P.	96,994	3,211,471
Magellan Midstream Partners, L.P.	35,211	2,359,137
NuStar Energy L.P.	135,021	3,923,710
Phillips 66 Partners LP	36,049	1,689,256
Phillips 66 Partners LP(5)	37,151	1,728,636
Valero Energy Partners LP	15,417	640,731
		17,921,114
Total Master Limited Partnerships
and Related Companies (Cost $83,785,038)		76,264,673

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (continued)
November 30, 2017

	Shares	Fair Value
Preferred Stock — 3.7%(1)
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	$2,266,699
Oil and Gas Production — 2.5%(1)
United States — 2.5%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,288,095
Hess Corporation,
8.000%, 02/01/2019	60,000	3,393,000
		4,681,095
Total Preferred Stock
(Cost $7,003,895)		6,947,794

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.98%(7) (Cost $288,054)	288,054	288,054
Total Investments — 137.2%(1)
(Cost $286,442,317)		258,625,776
Total Value of Options Written
(Premiums received $353,524) — (0.2)%(1)		(322,204)
Other Assets and Liabilities — (0.3)%(1)		(486,401)
Credit Facility Borrowings — (10.2)%(1)		(19,300,000)
Senior Notes — (18.0)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.5)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$188,517,171

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $3,995,335, which represents 2.1% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of November 30, 2017.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

NDP Schedule of Investments
November 30, 2017

	Shares	Fair Value
Common Stock — 101.5%(1)
Crude Oil Pipelines — 0.0%(1)
United States — 0.0%(1)
SemGroup Corporation	344	$8,256
Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp.	26,507	1,150,404
Oil and Gas Production — 97.3%(1)
The Netherlands — 3.9%(1)
Royal Dutch Shell plc (ADR)	114,500	7,341,740
United Kingdom — 1.1%(1)
BP p.l.c. (ADR)	51,096	2,047,417
United States — 92.3%(1)
Anadarko Petroleum Corporation(2)	111,000	5,337,990
Antero Resources Corporation(2)(3)	302,100	5,739,900
Cabot Oil & Gas Corporation(2)	451,100	13,059,345
Carrizo Oil & Gas, Inc.(2)(3)	210,000	4,059,300
Centennial Resource Development, Inc.(3)	117,239	2,378,779
Cimarex Energy Co.(2)	73,100	8,487,641
Concho Resources Inc.(2)(3)	90,543	12,663,344
Continental Resources, Inc.(2)(3)	177,500	8,401,075
Devon Energy Corporation(2)	229,334	8,836,239
Diamondback Energy, Inc.(2)(3)	107,400	11,739,894
EOG Resources, Inc.(2)	174,000	17,803,680
EQT Corporation(2)	108,100	6,442,760
Laredo Petroleum, Inc.(2)(3)	306,100	3,272,209
Newfield Exploration Company(2)(3)	231,300	7,154,109
Parsley Energy, Inc.(2)(3)	247,600	6,650,536
PDC Energy, Inc.(2)(3)	58,400	2,683,480
Pioneer Natural Resources Company(2)	138,500	21,611,540
Range Resources Corporation(2)	455,700	8,211,714
RSP Permian, Inc.(2)(3)	233,700	8,583,801
SM Energy Company(2)	151,000	3,116,640
Whiting Petroleum Corporation(3)	6	150
WPX Energy, Inc.(2)(3)	565,800	7,168,686
		182,791,969
Oilfield Services — 3.6%(1)
United States — 3.6%(1)
Fairmount Santrol Holdings Inc.(2)(3)	505,000	2,434,100
U.S. Silica Holdings, Inc. (2)	130,600	4,332,002
		6,766,102
Total Common Stock
(Cost $209,599,783)		190,716,731

Master Limited Partnerships
and Related Companies — 32.3%(1)
Crude Oil Pipelines — 8.7%(1)
United States — 8.7%(1)
Andeavor Logistics LP	57,607	2,578,489
BP Midstream Partners LP	70,583	1,289,551
Enbridge Energy Management, L.L.C.(4)	395,599	5,340,591
Plains All American Pipeline, L.P.	168,322	3,282,279
Shell Midstream Partners, L.P.	139,785	3,781,184
		16,272,094
Natural Gas/Natural Gas Liquids Pipelines — 5.5%(1)
United States — 5.5%(1)
Energy Transfer Equity, L.P.	44,365	718,713
Energy Transfer Partners, L.P.	342,200	5,683,942
EQT Midstream Partners, LP	24,303	1,667,672
Spectra Energy Partners, LP	34,627	1,416,937
Tallgrass Energy Partners, LP	20,140	884,549
		10,371,813
Natural Gas Gathering/Processing — 9.4%(1)
United States — 9.4%(1)
Antero Midstream Partners LP	75,672	2,084,764
DCP Midstream, LP	155,345	5,458,823
EnLink Midstream Partners, LP	86,700	1,386,333
MPLX LP	121,726	4,365,094
Noble Midstream Partners LP	25,215	1,246,882
Rice Midstream Partners LP	40,357	840,636
Western Gas Partners, LP	17,480	783,454
Williams Partners L.P.	42,688	1,566,650
		17,732,636
Refined Product Pipelines — 7.4%(1)
United States — 7.4%(1)
Buckeye Partners, L.P.	49,673	2,281,481
Holly Energy Partners, L.P.	100,261	3,319,642
Magellan Midstream Partners, L.P.	22,216	1,488,472
NuStar Energy L.P.	59,614	1,732,383
Phillips 66 Partners LP	53,277	2,496,560
Phillips 66 Partners LP(5)	32,400	1,507,572
Valero Energy Partners LP	26,106	1,084,965
		13,911,075
Other — 1.3%(1)
United States — 1.3%(1)
Westlake Chemical Partners LP	110,115	2,422,530
Total Master Limited Partnerships
and Related Companies (Cost $61,828,980)		60,710,148

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (continued)
November 30, 2017

	Shares	Fair Value
Preferred Stock — 1.8%(1)

Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(5)(6)	1,997	$2,147,342
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,203,309
Total Preferred Stock
(Cost $3,283,226)		3,350,651

Short-Term Investment — 0.2%(1)

United States Investment Company — 0.2%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.98%(7) (Cost $312,930)	312,930	312,930
Total Investments — 135.8%(1)
(Cost $275,024,919)		255,090,460
Total Value of Options Written
(Premiums received $1,895,945) — (1.0)%(1)		(1,813,409)
Other Assets and Liabilities — (0.5)%(1)		(888,498)
Credit Facility Borrowings — (34.3)%(1)		(64,500,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$187,888,553

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(5)	Restricted securities have a total fair value of $3,654,914, which represents 1.9% of net assets. See Note 6 to the financial statements. for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of November 30, 2017.
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

TPZ Schedule of Investments
November 30, 2017

	Principal
	Amount	Fair Value
Corporate Bonds — 72.2%(1)

Crude Oil Pipelines — 9.7%(1)
Canada — 5.7%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$ 8,500,000	$8,478,750
United States — 4.0%(1)
SemGroup Corp.,
6.375%, 03/15/2025(2)	6,000,000	5,955,000
		14,433,750
Natural Gas/Natural Gas Liquids Pipelines — 27.0%(1)
Canada — 5.0%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	7,404,600
United States — 22.0%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,540,000
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,167,500
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,032,232
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,600,091
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,389,200
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,095,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,659,300
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,387,260
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,128,800
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,420,455	1,517,977
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,108,750
		40,030,710
Natural Gas Gathering/Processing — 10.4%(1)
United States — 10.4%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	4,150,000
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	4,340,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,825,000
The Williams Companies, Inc.,
4.550%, 06/24/2024	1,000,000	1,036,250
		15,351,250
Oil and Gas Production — 4.2%(1)
United States — 4.2%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	1,000,000	1,020,000
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,166,188
Hess Corporation,
4.300%, 04/01/2027	3,000,000	2,987,583
		6,173,771
Power/Utility — 17.9%(1)
United States — 17.9%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,215,000
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	5,673,074
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,320,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,294,288
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,217,624
NRG Energy, Inc.,
6.250%, 07/15/2022	2,000,000	2,082,500
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,593,750
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,103,357
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,057,500
		26,557,093
Refining — 3.0%(1)
United States — 3.0%(1)
HollyFrontier Corporation,
5.875%, 04/01/2026	4,000,000	4,432,624
Total Corporate Bonds
(Cost $102,090,656)		106,979,198

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

TPZ Schedule of Investments (continued)
November 30, 2017

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 38.5%(1)

Crude Oil Pipelines — 9.2%(1)
United States — 9.2%(1)
Andeavor Logistics LP	33,993	$1,521,527
BP Midstream Partners LP	56,069	1,024,381
Enbridge Energy Management, L.L.C.(3)	640,503	8,646,794
Shell Midstream Partners, L.P.	89,044	2,408,640
		13,601,342
Natural Gas/Natural Gas Liquids Pipelines — 9.6%(1)
United States — 9.6%(1)
Energy Transfer Equity, L.P.	30,902	500,612
Energy Transfer Partners, L.P.	528,169	8,772,887
Enterprise Products Partners L.P.	119,603	2,945,822
Tallgrass Energy Partners, LP	44,952	1,974,292
		14,193,613
Natural Gas Gathering/Processing — 10.1%(1)
United States — 10.1%(1)
DCP Midstream, LP	52,040	1,828,686
EnLink Midstream Partners, LP	128,687	2,057,705
MPLX LP	146,476	5,252,629
Noble Midstream Partners LP	17,176	849,353
Rice Midstream Partners LP	102,565	2,136,429
Western Gas Partners, LP	63,378	2,840,602
		14,965,404
Refined Product Pipelines — 9.6%(1)
United States — 9.6%(1)
Buckeye Partners, L.P.	60,959	2,799,847
Holly Energy Partners, L.P.	95,869	3,174,223
Magellan Midstream Partners, L.P.	36,250	2,428,750
NuStar Energy L.P.	102,338	2,973,942
Phillips 66 Partners LP	24,755	1,160,019
Phillips 66 Partners LP(2)	28,667	1,333,876
Valero Energy Partners LP	9,774	406,207
		14,276,864
Total Master Limited Partnerships
and Related Companies (Cost $50,300,712)		57,037,223

Common Stock — 21.2%(1)

Crude Oil Pipelines — 2.4%(1)
Canada — 1.1%(1)
Enbridge Inc.	44,286	1,670,025
United States — 1.3%(1)
SemGroup Corporation	79,830	1,915,920
		3,585,945
Natural Gas/Natural Gas Liquids Pipelines — 11.7%(1)
United States — 11.7%(1)
Kinder Morgan, Inc.	385,467	6,641,597
ONEOK, Inc.	148,091	7,685,922
Tallgrass Energy GP, LP	133,814	3,024,196
		17,351,715
Natural Gas Gathering/Processing — 7.1%(1)
United States — 7.1%(1)
EnLink Midstream LLC	125,234	2,091,408
Targa Resources Corp.	138,091	5,993,149
The Williams Companies, Inc.	83,852	2,435,901
		10,520,458
Total Common Stock
(Cost $28,324,776)		31,458,118

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

TPZ Schedule of Investments (continued)
November 30, 2017

	Shares	Fair Value
Preferred Stock — 3.2%(1)

Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(2)(4)	1,685	$1,811,854
Oil and Gas Production — 0.5%(1)
United States — 0.5%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	795,684
Power/Utility — 1.5%(1)
United States — 1.5%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,225,916
Total Preferred Stock
(Cost $4,496,162)		4,833,454

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
0.98%(5) (Cost $126,115)	126,115	126,115
Total Investments — 135.2%(1)
(Cost $185,338,421)		200,434,108
Interest Rate Swap Contracts — 0.0%(1)
$15,000,000 notional — net unrealized appreciation(6)		42,784
Other Assets and Liabilities — 0.8%(1)		1,165,922
Credit Facility Borrowings — (36.0)%(1)		(53,400,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$148,242,814

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $36,610,760, which represents 24.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Rate indicated is the current yield as of November 30, 2017.
(6)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Schedule of Interest Rate Swap Contracts
November 30, 2017

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$(9,497)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(148,205)
		$15,000,000			$(157,702)

TPZ
			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	08/06/2018	$6,000,000	1.950%	3-month U.S. Dollar LIBOR	$(14,760)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.330%	3-month U.S. Dollar LIBOR	73,203
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.180%	3-month U.S. Dollar LIBOR	(15,659)
		$15,000,000			$42,784

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Schedule of Options Written
November 30, 2017

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	December 2017	$50.60	83	$419,980	$(3,180)
Anadarko Petroleum Corporation	December 2017	51.00	152	775,200	(3,344)
Antero Resources Corporation	December 2017	20.00	609	1,218,000	(12,180)
Cabot Oil & Gas Corporation	December 2017	30.50	433	1,320,650	(6,014)
Carrizo Oil & Gas, Inc.	December 2017	20.00	238	476,000	(16,660)
Cimarex Energy Co.	December 2017	122.00	149	1,817,800	(10,286)
Concho Resources Inc.	December 2017	146.00	216	3,153,600	(17,665)
Continental Resources, Inc.	December 2017	48.00	283	1,358,400	(32,545)
Diamondback Energy, Inc.	December 2017	113.00	91	1,028,300	(8,224)
EOG Resources, Inc.	December 2017	107.00	246	2,632,200	(7,872)
EQT Corporation	December 2017	62.50	331	2,068,750	(11,585)
Laredo Petroleum, Inc.	December 2017	10.45	400	418,000	(6,714)
Laredo Petroleum, Inc.	December 2017	11.55	508	586,740	(6,439)
Newfield Exploration Company	December 2017	31.30	82	256,660	(3,549)
Newfield Exploration Company	December 2017	31.00	257	796,700	(21,845)
Noble Energy, Inc.	December 2017	26.90	96	258,240	(2,668)
Noble Energy, Inc.	December 2017	28.50	359	1,023,150	(2,991)
Parsley Energy, Inc.	December 2017	26.75	229	612,575	(19,145)
Parsley Energy, Inc.	December 2017	27.50	154	423,500	(7,700)
PDC Energy, Inc.	December 2017	46.20	53	244,860	(7,321)
PDC Energy, Inc.	December 2017	47.00	91	427,700	(7,853)
Pioneer Natural Resources Company	December 2017	159.00	82	1,303,800	(17,925)
Range Resources Corporation	December 2017	18.50	314	580,900	(14,899)
Range Resources Corporation	December 2017	18.00	574	1,033,200	(34,440)
RSP Permian, Inc.	December 2017	37.90	63	238,770	(2,277)
RSP Permian, Inc.	December 2017	38.00	220	836,000	(10,409)
WPX Energy, Inc.	December 2017	12.90	474	611,460	(16,694)
WPX Energy, Inc.	December 2017	13.00	326	423,800	(9,780)
Total Value of Call Options Written (Premiums received $353,524)				$26,344,935	$(322,204)

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	December 2017	$51.00	1,110	$5,661,000	$(24,420)
Antero Resources Corporation	December 2017	20.80	3,021	6,283,680	(32,715)
Cabot Oil & Gas Corporation	December 2017	31.00	4,511	13,984,100	(45,110)
Carrizo Oil & Gas, Inc.	December 2017	20.50	2,100	4,305,000	(118,436)
Cimarex Energy Co.	December 2017	125.00	731	9,137,500	(23,758)
Concho Resources Inc.	December 2017	149.00	905	13,484,500	(35,390)
Continental Resources, Inc.	December 2017	49.00	1,775	8,697,500	(177,500)
Devon Energy Corporation	December 2017	41.00	2,293	9,401,300	(52,739)
Diamondback Energy, Inc.	December 2017	116.00	1,074	12,458,400	(36,304)
EOG Resources, Inc.	December 2017	108.00	1,740	18,792,000	(38,280)
EQT Corporation	December 2017	63.70	1,081	6,885,970	(34,307)
Fairmount Santrol Holdings Inc.	December 2017	5.00	5,050	2,525,000	(131,300)
Laredo Petroleum, Inc.	December 2017	10.75	3,061	3,290,575	(113,718)
Newfield Exploration Company	December 2017	32.00	2,313	7,401,600	(115,650)
Parsley Energy, Inc.	December 2017	27.00	2,476	6,685,200	(175,902)
PDC Energy, Inc.	December 2017	47.70	584	2,785,680	(45,500)
Pioneer Natural Resources Company	December 2017	164.00	1,385	22,714,000	(121,529)
Range Resources Corporation	December 2017	18.40	4,557	8,384,880	(232,234)
RSP Permian, Inc.	December 2017	39.00	2,337	9,114,300	(62,476)
SM Energy Company	December 2017	21.50	1,510	3,246,500	(41,129)
US Silica Holdings Inc	December 2017	36.75	1,306	4,799,550	(26,878)
WPX Energy, Inc.	December 2017	13.25	5,658	7,496,850	(128,134)
Total Value of Call Options Written (Premiums received $1,895,945)				$187,535,085	$(1,813,409)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities
November 30, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(1)	$2,186,194,173	$1,322,879,748
Investments in affiliated securities at fair value(2)	25,886,172	—
Receivable for Adviser fee waiver	7,256	—
Receivable for investments sold	8,610,316	3,747,053
Unrealized appreciation of interest rate swap contracts, net	—	—
Dividends, distributions and interest receivable from investments	718,719	384,463
Current tax asset	13,014,797	534,721
Prepaid expenses and other assets	883,375	431,174
Total assets	2,235,314,808	1,327,977,159
Liabilities
Call options written, at fair value(3)	—	—
Payable to Adviser	3,660,808	2,169,432
Accrued directors’ fees and expenses	69,297	51,951
Payable for investments purchased	11,497,201	1,523,478
Distribution payable to common stockholders	—	1,455,351
Accrued expenses and other liabilities	8,262,079	3,278,954
Unrealized depreciation of interest rate swap contracts	157,702	—
Deferred tax liability	342,079,252	122,372,790
Credit facility borrowings	112,700,000	49,800,000
Senior notes, net(4)	411,762,053	283,713,450
Mandatory redeemable preferred stock, net(5)	163,597,946	109,526,633
Total liabilities	1,053,786,338	573,892,039
Net assets applicable to common stockholders	$1,181,528,470	$754,085,120
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$49,379	$47,247
Additional paid-in capital	853,299,330	563,623,191
Undistributed (accumulated) net investment income (loss), net of income taxes	(239,156,803)	(137,388,906)
Undistributed (accumulated) net realized gain (loss), net of income taxes	985,757,121	303,433,195
Net unrealized appreciation (depreciation), net of income taxes	(418,420,557)	24,370,393
Net assets applicable to common stockholders	$1,181,528,470	$754,085,120
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	49,379,408	47,246,780
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$23.93	$15.96

(1) Investments in unaffiliated securities at cost	$1,995,429,660	$1,285,953,369
(2) Investments in affiliated securities at cost	$34,916,525	$—
(3) Call options written, premiums received	$—	$—
(4) Deferred debt issuance and offering costs	$737,947	$286,550
(5) Deferred offering costs	$1,402,054	$473,367

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$258,625,776	$255,090,460	$200,434,108
—	—	—
—	—	—
—	—	—
—	—	42,784
524,739	199,173	1,806,127
—	—	—
24,192	12,272	8,404
259,174,707	255,301,905	202,291,423

322,204	1,813,409	—
485,029	460,451	325,401
25,718	25,605	21,154
—	—	—
—	287,594	—
633,896	326,293	302,054
—	—	—
—	—	—
19,300,000	64,500,000	53,400,000
33,925,435	—	—
15,965,254	—	—
70,657,536	67,413,352	54,048,609
$188,517,171	$187,888,553	$148,242,814

$10,016	$14,584	$6,951
221,651,398	265,375,631	128,799,420
990,851	(2,914,758)	4,655,808
(6,346,349)	(54,734,980)	(357,661)
(27,788,745)	(19,851,924)	15,138,296
$188,517,171	$187,888,553	$148,242,814

100,000,000	100,000,000	100,000,000
10,016,413	14,583,662	6,951,333

$18.82	$12.88	$21.33

$286,442,317	$275,024,919	$185,338,421
$—	$—	$—
$353,524	$1,895,945	$—
$74,565	$—	$—
$34,746	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations
Year Ended November 30, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$174,345,027	$104,723,775
Dividends and distributions from common stock	2,461,936	1,592,166
Dividends and distributions from preferred stock	3,540,010	1,912,065
Less return of capital on distributions	(178,393,605)	(103,809,279)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	1,953,368	4,418,727
Interest from corporate bonds	—	—
Dividends from money market mutual funds	3,416	2,106
Total Investment Income	1,956,784	4,420,833
Operating Expenses
Advisory fees	24,431,976	14,348,854
Administrator fees	503,822	448,504
Professional fees	358,672	223,965
Directors’ fees	241,250	184,946
Stockholder communication expenses	202,059	127,064
Custodian fees and expenses	107,949	65,217
Fund accounting fees	92,415	78,792
Registration fees	51,821	46,443
Stock transfer agent fees	13,404	12,078
Franchise fees	1,439	3,462
Other operating expenses	191,573	101,970
Total Operating Expenses	26,196,380	15,641,295
Leverage Expenses
Interest expense	17,391,106	11,702,724
Distributions to mandatory redeemable preferred stockholders	6,919,999	4,677,005
Amortization of debt issuance costs	460,190	369,139
Other leverage expenses	276,720	88,850
Total Leverage Expenses	25,048,015	16,837,718
Total Expenses	51,244,395	32,479,013
Less fees waived by Adviser (Note 4)	(35,684)	—
Net Expenses	51,208,711	32,479,013
Net Investment Income (Loss), before Income Taxes	(49,251,927)	(28,058,180)
Deferred tax benefit	17,310,874	8,291,376
Net Investment Income (Loss)	(31,941,053)	(19,766,804)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments in unaffiliated securities	202,295,304	45,079,395
Net realized gain on options	602,988	384,431
Net realized loss on interest rate swap settlements	(188,170)	—
Net realized gain on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	202,710,122	45,463,826
Current tax expense	(35,365,364)	(440,504)
Deferred tax expense	(48,056,303)	(15,834,537)
Income tax expense	(83,421,667)	(16,275,041)
Net realized gain (loss)	119,288,455	29,188,785
Net unrealized depreciation of investments in unaffiliated securities	(332,359,498)	(130,115,374)
Net unrealized depreciation of investments in affiliated securities	(9,030,353)	—
Net unrealized appreciation of options	—	—
Net unrealized appreciation of interest rate swap contracts	207,349	—
Net unrealized depreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized depreciation, before income taxes	(341,182,502)	(130,115,374)
Deferred tax benefit	140,407,459	46,578,418
Net unrealized depreciation	(200,775,043)	(83,536,956)
Net Realized and Unrealized Loss	(81,486,588)	(54,348,171)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(113,427,641)	$(74,114,975)

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$5,338,969	$4,532,839	$4,000,281
9,203,618	1,173,852	2,146,727
588,385	328,090	543,190
(9,136,999)	(4,201,670)	(5,000,251)
(423,532)	(64,578)	(20,032)
5,570,441	1,768,533	1,669,915
—	—	5,916,711
3,299	6,589	1,898
5,573,740	1,775,122	7,588,524

3,143,429	3,004,436	2,030,813
114,306	109,252	85,509
149,454	147,511	152,715
87,776	87,828	69,873
68,056	48,691	92,352
21,032	19,320	10,949
52,154	50,969	30,072
24,459	24,459	24,382
12,468	12,392	15,316
—	—	—
43,775	44,097	27,490
3,716,909	3,548,955	2,539,471

1,566,568	1,182,891	959,261
686,401	—	—
57,013	—	—
18,002	—	—
2,327,984	1,182,891	959,261
6,044,893	4,731,846	3,498,732
(12,974)	(26,663)	—
6,031,919	4,705,183	3,498,732
(458,179)	(2,930,061)	4,089,792
—	—	—
(458,179)	(2,930,061)	4,089,792

2,586,784	(21,311,036)	4,322,726
1,999,135	12,144,173	—
—	—	(138,700)

17,830	—	1,794
4,603,749	(9,166,863)	4,185,820
—	—	—
—	—	—
—	—	—
4,603,749	(9,166,863)	4,185,820
(34,863,434)	(27,812,648)	(15,874,586)
—	—	—
1,026,681	6,243,375	—
—	—	196,092
(3,975)	—	(234)
(33,840,728)	(21,569,273)	(15,678,728)
—	—	—
(33,840,728)	(21,569,273)	(15,678,728)
(29,236,979)	(30,736,136)	(11,492,908)

$(29,695,158)	$(33,666,197)	$(7,403,116)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$(31,941,053)	$(38,025,109)	$(19,766,804)	$(21,714,757)
Net realized gain (loss)	119,288,455	117,748,586	29,188,785	49,307,107
Net unrealized appreciation (depreciation)	(200,775,043)	26,561,096	(83,536,956)	78,801,730
Net increase (decrease) in net assets
applicable to common stockholders
resulting from operations	(113,427,641)	106,284,573	(74,114,975)	106,394,080
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(128,748,918)	(127,370,405)	(79,670,471)	(79,464,402)
Total distributions to common stockholders	(128,748,918)	(127,370,405)	(79,670,471)	(79,464,402)
Capital Stock Transactions
Proceeds from issuance of common shares
through shelf offerings	4,639,779	24,678,844	—	—
Underwriting discounts and offering expenses
associated with the issuance of
common stock	(91,276)	(412,770)	—	(46,340)
Issuance of common shares from reinvestment
of distributions to stockholders	6,881,998	3,361,039	3,004,499	1,573,688
Other proceeds	180	—	—	—
Net increase in net assets applicable to common
stockholders from capital stock transactions	11,430,681	27,627,113	3,004,499	1,527,348
Total increase (decrease) in net assets applicable
to common stockholders	(230,745,878)	6,541,281	(150,780,947)	28,457,026
Net Assets
Beginning of year	1,412,274,348	1,405,733,067	904,866,067	876,409,041
End of year	$1,181,528,470	$1,412,274,348	$754,085,120	$904,866,067
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of year	$(239,156,803)	$(207,215,750)	$(137,388,906)	$(117,622,102)
Transactions in common shares
Shares outstanding at beginning of year	48,980,215	48,016,591	47,080,789	47,000,211
Shares issued through shelf offerings	155,743	849,006	—	—
Shares issued through reinvestment
of distributions	243,450	114,618	165,991	80,578
Shares outstanding at end of year	49,379,408	48,980,215	47,246,780	47,080,789

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
2017	2016	2017	2016	2017	2016

$(458,179)	$372,171	$(2,930,061)	$(1,807,587)	$4,089,792	$4,960,755
4,603,749	5,319,164	(9,166,863)	(20,323,202)	4,185,820	6,898,290
(33,840,728)	47,731,706	(21,569,273)	68,212,366	(15,678,728)	17,338,882

(29,695,158)	53,423,041	(33,666,197)	46,081,577	(7,403,116)	29,197,927

(539,043)	(3,810,236)	—	—	(7,224,707)	(8,977,396)
(2,497,430)	(12,516,517)	—	—	(2,519,243)	(1,710,279)
(13,290,280)	—	(25,460,285)	(25,403,124)	(683,050)	—
(16,326,753)	(16,326,753)	(25,460,285)	(25,403,124)	(10,427,000)	(10,687,675)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	927,023	—	—	—
—	—	—	—	—	—

—	—	927,023	—	—	—

(46,021,911)	37,096,288	(58,199,459)	20,678,453	(17,830,116)	18,510,252

234,539,082	197,442,794	246,088,012	225,409,559	166,072,930	147,562,678
$188,517,171	$234,539,082	$187,888,553	$246,088,012	$148,242,814	$166,072,930

$990,851	$1,926,853	$(2,914,758)	$(182,319)	$4,655,808	$6,607,440

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—

—	—	67,591	—	—	—
10,016,413	10,016,413	14,583,662	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows
Year Ended November 30, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$180,350,270	$108,229,964
Purchases of long-term investments	(514,202,092)	(314,913,306)
Proceeds from sales of long-term investments	567,584,240	312,426,586
Sales (purchases) of short-term investments, net	158,325	195,331
Call options written, net	602,988	384,431
Payments on interest rate swap contracts, net	(188,170)	—
Interest received on securities sold, net	—	—
Interest expense paid	(17,523,969)	(11,655,273)
Distributions to mandatory redeemable preferred stockholders	(6,920,000)	(4,677,000)
Other leverage expenses paid	(306,415)	(130,093)
Income taxes paid	(38,910,088)	(144,516)
Operating expenses paid	(26,589,148)	(15,896,506)
Net cash provided by operating activities	144,055,941	73,819,618
Cash Flows From Financing Activities
Advances on credit facilities, net	3,400,000	3,000,000
Issuance of senior notes	25,000,000	—
Maturity of senior notes	(55,000,000)	—
Debt issuance costs	(103,930)	—
Issuance of common stock	4,639,779	—
Common stock issuance costs	(125,109)	—
Distributions paid to common stockholders	(121,866,861)	(76,819,618)
Other proceeds	180	—
Net cash used in financing activities	(144,055,941)	(73,819,618)
Net change in cash	—	—
Cash — beginning of year	—	—
Cash — end of year	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$14,641,704	$6,046,779	$13,082,485
(69,375,081)	(179,757,545)	(67,565,515)
72,640,321	190,389,217	65,494,794
27,587	(36,225)	15,040
1,889,664	11,886,556	—
—	—	(138,700)
—	—	177,064
(1,536,606)	(1,103,319)	(884,536)
(686,400)	—	—
(18,000)	—	—
(800)	(850)	—
(3,731,484)	(3,561,483)	(2,553,632)
13,850,905	23,863,130	7,627,000

2,700,000	700,000	2,800,000
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
(16,550,905)	(24,563,130)	(10,427,000)
—	—	—
(13,850,905)	(23,863,130)	(7,627,000)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

Statements of Cash Flows (continued)
Year Ended November 30, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(113,427,641)	$(74,114,975)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(525,699,293)	(316,436,784)
Proceeds from sales of long-term investments	576,194,556	316,173,639
Sales (purchases) of short-term investments, net	158,325	195,331
Call options written, net	602,988	384,431
Return of capital on distributions received	178,393,605	103,809,279
Deferred tax benefit	(109,662,030)	(39,035,257)
Net unrealized depreciation	341,182,502	130,115,374
Amortization of market premium, net	—	—
Net realized gain	(202,898,292)	(45,463,826)
Amortization of debt issuance costs	460,190	369,139
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(119)	(148)
(Increase) decrease in current tax asset	(3,544,725)	295,988
Increase in receivable for investments sold	(8,610,316)	(3,747,053)
Increase (decrease) in prepaid expenses and other assets	(57,632)	(78,586)
Increase in payable for investments purchased	11,497,201	1,523,478
Decrease in payable to Adviser, net of fees waived	(410,008)	(234,139)
Increase (decrease) in accrued expenses and other liabilities	(123,370)	63,727
Total adjustments	257,483,582	147,934,593
Net cash provided by operating activities	$144,055,941	$73,819,618

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$6,881,998	$3,004,499

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(29,695,158)	$(33,666,197)	$(7,403,116)

(69,375,081)	(179,757,545)	(67,565,515)
72,640,321	190,389,217	65,494,794
27,587	(36,225)	15,040
1,889,664	11,886,556	—
9,136,999	4,201,670	5,000,251
—	—	—
33,840,728	21,569,273	15,678,728
—	—	542,724
(4,603,749)	9,166,863	(4,324,520)
57,013	—	—

(69,035)	69,987	128,050
—	—	—
—	—	—
109	500	371
—	—	—
(31,237)	(40,388)	(14,270)
32,744	79,419	74,463
43,546,063	57,529,327	15,030,116
$13,850,905	$23,863,130	$7,627,000

$—	$927,023	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net Asset Value, beginning of year	$28.83	$29.28	$49.34	$43.36	$36.06
Income (Loss) from Investment Operations
Net investment loss(2)	(0.65)	(0.78)	(0.62)	(0.66)	(0.73)
Net realized and unrealized gain (loss) on investments
and interest rate swap contracts(2)	(1.64)	2.94	(16.85)	9.01	10.27
Total income (loss) from investment operations	(2.29)	2.16	(17.47)	8.35	9.54
Distributions to Common Stockholders
Return of capital	(2.62)	(2.62)	(2.59)	(2.38)	(2.29)
Capital Stock Transactions
Premiums less underwriting discounts and offering
costs on issuance of common stock(3)	0.01	0.01	(0.00)	0.01	0.05
Net Asset Value, end of year	$23.93	$28.83	$29.28	$49.34	$43.36
Per common share market value, end of year	$25.86	$30.63	$26.57	$46.10	$49.76
Total investment return based on market value(4)	(7.49)%	26.21%	(37.86)%	(2.54)%	33.77%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$1,181,528	$1,412,274	$1,405,733	$2,369,068	$1,245,761
Average net assets (000’s)	$1,406,724	$1,345,764	$1,974,038	$1,837,590	$1,167,339
Ratio of Expenses to Average Net Assets
Advisory fees	1.74%	1.74%	1.76%	1.65%	1.61%
Other operating expenses	0.12	0.12	0.10	0.13	0.12
Total operating expenses, before fee waiver	1.86	1.86	1.86	1.78	1.73
Fee waiver(5)	(0.00)	(0.01)	—	(0.00)	(0.00)
Total operating expenses	1.86	1.85	1.86	1.78	1.73
Leverage expenses	1.78	2.29	1.75	1.38	1.59
Income tax expense (benefit)(6)	(5.28)	4.64	(24.50)	7.81	14.05
Total expenses	(1.64)%	8.78%	(20.89)%	10.97%	17.37%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Ratio of net investment loss to average net assets
before fee waiver	(2.27)%	(2.83)%	(1.50)%	(1.33)%	(1.78)%
Ratio of net investment loss to average net assets
after fee waiver	(2.27)%	(2.82)%	(1.50)%	(1.33)%	(1.78)%
Portfolio turnover rate	20.38%	24.23%	12.94%	15.33%	13.40%
Credit facility borrowings, end of year (000’s)	$112,700	$109,300	$66,000	$162,800	$27,600
Senior notes, end of year (000’s)	$412,500	$442,500	$545,000	$544,400	$300,000
Preferred stock, end of year (000’s)	$165,000	$165,000	$295,000	$224,000	$80,000
Per common share amount of senior notes outstanding,
end of year	$8.35	$9.03	$11.35	$11.34	$10.44
Per common share amount of net assets,
excluding senior notes, end of year	$32.28	$37.86	$40.63	$60.68	$53.80
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(7)	$3,564	$3,858	$3,784	$4,667	$5,047
Asset coverage ratio of senior notes and
credit facility borrowings(7)	356%	386%	378%	467%	505%
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(8)	$27	$30	$26	$35	$41
Asset coverage ratio of preferred stock(8)	271%	297%	255%	354%	406%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(5)	Less than 0.01% for the years ended November 30, 2017, 2014 and 2013.
(6)	For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

NTG Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net Asset Value, beginning of year	$19.22	$18.65	$29.83	$28.00	$24.50
Income (Loss) from Investment Operations
Net investment loss(2)	(0.42)	(0.46)	(0.32)	(0.54)	(0.42)
Net realized and unrealized gain (loss) on investments(2)	(1.15)	2.72	(9.17)	4.06	5.59
Total income (loss) from investment operations	(1.57)	2.26	(9.49)	3.52	5.17
Distributions to Common Stockholders
Return of capital	(1.69)	(1.69)	(1.69)	(1.69)	(1.67)
Capital stock transactions
Premiums less underwriting discounts and offering
costs on issuance of common stock(3)	—	(0.00)	(0.00)	—	0.00
Net Asset Value, end of year	$15.96	$19.22	$18.65	$29.83	$28.00
Per common share market value, end of year	$15.90	$18.90	$16.18	$27.97	$27.22
Total investment return based on market value(4)	(7.67)%	27.99%	(37.08)%	9.08%	16.27%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$754,085	$904,866	$876,409	$1,401,926	$1,315,866
Average net assets (000’s)	$892,196	$862,527	$1,174,085	$1,404,751	$1,274,638
Ratio of Expenses to Average Net Assets
Advisory fees	1.61%	1.56%	1.56%	1.48%	1.38%
Other operating expenses	0.14	0.16	0.12	0.10	0.10
Total operating expenses, before fee waiver	1.75	1.72	1.68	1.58	1.48
Fee waiver	—	(0.01)	(0.09)	(0.16)	(0.23)
Total operating expenses	1.75	1.71	1.59	1.42	1.25
Leverage expenses	1.89	1.95	1.42	1.09	1.08
Income tax expense (benefit)(5)	(4.33)	7.25	(21.92)	7.04	11.09
Total expenses	(0.69)%	10.91%	(18.91)%	9.55%	13.42%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Ratio of net investment loss to average net assets
before fee waiver	(2.22)%	(2.53)%	(1.36)%	(1.97)%	(1.76)%
Ratio of net investment loss to average net assets
after fee waiver	(2.22)%	(2.52)%	(1.27)%	(1.81)%	(1.53)%
Portfolio turnover rate	20.94%	35.47%	17.54%	18.09%	13.42%
Credit facility borrowings, end of year (000’s)	$49,800	$46,800	$62,800	$68,900	$27,200
Senior notes, end of year (000’s)	$284,000	$284,000	$348,000	$348,000	$255,000
Preferred stock, end of year (000’s)	$110,000	$110,000	$90,000	$90,000	$90,000
Per common share amount of senior notes outstanding,
end of year	$6.01	$6.03	$7.40	$7.40	$5.43
Per common share amount of net assets, excluding
senior notes, end of year	$21.97	$25.25	$26.05	$37.23	$33.43
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(6)	$3,589	$4,068	$3,353	$4,579	$5,982
Asset coverage ratio of senior notes and
credit facility borrowings(6)	359%	407%	335%	458%	598%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(7)	$67	$76	$69	$94	$113
Asset coverage ratio of preferred stock(7)	270%	305%	275%	377%	454%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the years ended November 30, 2016 and 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(5)	For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net Asset Value, beginning of year	$23.42	$19.71	$35.04	$30.33	$25.24
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.05)	0.04	0.22	0.08	0.10
Net realized and unrealized gain (loss)(2)	(2.92)	5.30	(13.60)	6.26	6.62
Total income (loss) from investment operations	(2.97)	5.34	(13.38)	6.34	6.72
Distributions to Common Stockholders
Net investment income	(0.05)	(0.38)	(0.34)	(0.02)	(0.57)
Net realized gain	(0.25)	(1.25)	(1.61)	(1.61)	(1.03)
Return of capital	(1.33)	—	—	—	(0.03)
Total distributions to common stockholders	(1.63)	(1.63)	(1.95)	(1.63)	(1.63)
Net Asset Value, end of year	$18.82	$23.42	$19.71	$35.04	$30.33
Per common share market value, end of year	$17.01	$21.55	$17.47	$32.50	$28.11
Total investment return based on market value(3)	(14.18)%	34.89%	(41.19)%	21.68%	23.44%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$188,517	$234,539	$197,443	$350,975	$303,797
Average net assets (000’s)	$219,359	$192,888	$292,473	$357,486	$289,876
Ratio of Expenses to Average Net Assets
Advisory fees	1.43%	1.48%	1.44%	1.37%	1.42%
Other operating expenses	0.26	0.29	0.22	0.18	0.19
Total operating expenses, before fee waiver	1.69	1.77	1.66	1.55	1.61
Fee waiver	(0.00)	(0.07)	(0.14)	(0.19)	(0.26)
Total operating expenses	1.69	1.70	1.52	1.36	1.35
Leverage expenses	1.06	1.23	0.93	0.75	0.90
Total expenses	2.75%	2.93%	2.45%	2.11%	2.25%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Ratio of net investment income (loss) to average net assets
before fee waiver	(0.21)%	0.12%	0.60%	0.02%	0.08%
Ratio of net investment income (loss) to average net assets
after fee waiver	(0.21)%	0.19%	0.74%	0.21%	0.34%
Portfolio turnover rate	24.23%	90.22%	18.84%	18.45%	31.43%
Credit facility borrowings, end of year (000’s)	$19,300	$16,600	$16,900	$26,000	$22,200
Senior notes, end of year (000’s)	$34,000	$34,000	$54,000	$49,000	$49,000
Preferred stock, end of year (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior notes outstanding,
end of year	$3.39	$3.39	$5.39	$4.89	$4.89
Per common share amount of net assets, excluding
senior notes, end of year	$22.21	$26.81	$25.10	$39.93	$35.22
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(4)	$4,837	$5,951	$4,010	$5,893	$5,492
Asset coverage ratio of senior notes and
credit facility borrowings(4)	484%	595%	401%	589%	549%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(5)	$93	$113	$82	$121	$112
Asset coverage ratio of preferred stock(5)	372%	452%	327%	486%	448%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)

The per common share data for the years ended November 30, 2016, 2015, 2014, and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)

Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.

(4)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.

(5)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

NDP Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net Asset Value, beginning of year	$16.95	$15.53	$22.76	$26.49	$22.73
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.20)	(0.12)	(0.10)	(0.12)	0.01
Net realized and unrealized gain (loss)(2)	(2.12)	3.29	(5.38)	(1.86)	5.50
Total income (loss) from investment operations	(2.32)	3.17	(5.48)	(1.98)	5.51
Distributions to Common Stockholders
Net investment income(3)	—	—	(0.00)	(0.00)	(0.27)
Net realized gain	—	—	—	(1.66)	(1.42)
Return of capital	(1.75)	(1.75)	(1.75)	(0.09)	(0.06)
Total distributions to common stockholders	(1.75)	(1.75)	(1.75)	(1.75)	(1.75)
Net Asset Value, end of year	$12.88	$16.95	$15.53	$22.76	$26.49
Per common share market value, end of year	$12.39	$15.85	$13.18	$21.29	$24.08
Total investment return based on market value(4)	(11.04)%	36.27%	(31.05)%	(5.16)%	15.83%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$187,889	$246,088	$225,410	$330,458	$384,471
Average net assets (000’s)	$209,940	$212,528	$288,672	$413,380	$366,900
Ratio of Expenses to Average Net Assets
Advisory fees	1.43%	1.42%	1.33%	1.25%	1.25%
Other operating expenses	0.26	0.29	0.21	0.16	0.16
Total operating expenses, before fee waiver	1.69	1.71	1.54	1.41	1.41
Fee waiver	(0.01)	(0.13)	(0.13)	(0.17)	(0.17)
Total operating expenses	1.68	1.58	1.41	1.24	1.24
Leverage expenses	0.56	0.37	0.21	0.14	0.16
Total expenses	2.24%	1.95%	1.62%	1.38%	1.40%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Ratio of net investment income (loss) to average net assets
before fee waiver	(1.41)%	(0.98)%	(0.61)%	(0.61)%	(0.13)%
Ratio of net investment income (loss) to average net assets
after fee waiver	(1.40)%	(0.85)%	(0.48)%	(0.44)%	0.04%
Portfolio turnover rate	64.88%	47.03%	15.63%	43.21%	45.56%
Credit facility borrowings, end of period (000’s)	$64,500	$63,800	$61,800	$56,200	$56,300
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(5)	$3,913	$4,857	$4,647	$6,880	$7,829
Asset coverage ratio of credit facility borrowings(5)	391%	486%	465%	688%	783%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)

The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.

(5)

Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the year divided by credit facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

TPZ Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Per Common Share Data(1)
Net Asset Value, beginning of year	$23.89	$21.23	$31.08	$28.12	$26.76
Income (loss) from Investment Operations
Net investment income(2)	0.59	0.71	0.88	0.81	0.76
Net realized and unrealized gain (loss)(2)	(1.65)	3.49	(7.87)	3.65	2.10
Total income (loss) from investment operations	(1.06)	4.20	(6.99)	4.46	2.86
Distributions to Common Stockholders
Net investment income	(1.04)	(1.29)	(0.91)	(0.90)	(0.50)
Net realized gain	(0.36)	(0.25)	(1.95)	(0.60)	(1.00)
Return of capital	(0.10)	—	—	—	—
Total distributions to common stockholders	(1.50)	(1.54)	(2.86)	(1.50)	(1.50)
Net Asset Value, end of year	$21.33	$23.89	$21.23	$31.08	$28.12
Per common share market value, end of year	$19.94	$21.43	$18.53	$26.90	$24.74
Total investment return based on market value(3)	(0.27)%	25.57%	(22.54)%	14.94%	3.80%
Total investment return based on net asset value(4)	(4.31)%	22.18%	(23.19)%	16.84%	11.36%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$148,243	$166,073	$147,563	$216,048	$195,484
Average net assets (000’s)	$162,708	$146,274	$187,752	$208,698	$193,670
Ratio of Expenses to Average Net Assets
Advisory fees	1.25%	1.27%	1.20%	1.12%	1.13%
Other operating expenses	0.31	0.39	0.31	0.26	0.26
Total operating expenses, before fee waiver	1.56	1.66	1.51	1.38	1.39
Fee waiver	—	—	(0.01)	(0.07)	(0.12)
Total operating expenses	1.56	1.66	1.50	1.31	1.27
Leverage expenses	0.59	0.44	0.26	0.19	0.25
Total expenses	2.15%	2.10%	1.76%	1.50%	1.52%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Ratio of net investment income to average net assets
before fee waiver	2.51%	3.39%	3.25%	2.62%	2.62%
Ratio of net investment income to average net assets
after fee waiver	2.51%	3.39%	3.26%	2.69%	2.74%
Portfolio turnover rate	30.86%	40.61%	30.99%	18.39%	12.21%
Credit facility borrowings, end of year (000’s)	$53,400	$50,600	$49,900	$42,400	$37,400
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(5)	$3,776	$4,282	$3,957	$6,095	$6,227
Asset coverage ratio of senior notes and
credit facility borrowings(5)	378%	428%	396%	610%	623%

(1)	Information presented relates to a share of common stock outstanding for the entire year
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at net asset value on the last day of the year reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the year divided by credit facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements
November 30, 2017

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of November 30, 2017. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,077,445,932	$27,160,073	$—	$2,104,606,005
Common Stock(a)	45,174,798	—	—	45,174,798
Preferred Stock(a)	12,809,208	—	23,396,034	36,205,242
Private Investment(a)	—	—	25,886,172	25,886,172
Short-Term Investment(b)	208,128	—	—	208,128
Total Assets	$2,135,638,066	$27,160,073	$49,282,206	$2,212,080,345
Liabilities
Interest Rate Swap Contracts	$—	$157,702	$—	$157,702

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,237,848,071	$25,020,763	$—	$1,262,868,834
Common Stock(a)	40,168,680	—	—	40,168,680
Preferred Stock(a)	6,505,695	—	13,174,382	19,680,077
Short-Term Investment(b)	162,157	—	—	162,157
Total Assets	$1,284,684,603	$25,020,763	$13,174,382	$1,322,879,748

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$175,125,255	$—	$—	$175,125,255
Master Limited Partnerships and Related Companies(a)	74,536,037	1,728,636	—	76,264,673
Preferred Stock(a)	4,681,095	—	2,266,699	6,947,794
Short-Term Investment(b)	288,054	—	—	288,054
Total Assets	$254,630,441	$1,728,636	$2,266,699	$258,625,776
Liabilities
Written Call Options	$157,951	$164,253	$—	$322,204

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$190,716,731	$—	$—	$190,716,731
Master Limited Partnerships and Related Companies(a)	59,202,576	1,507,572	—	60,710,148
Preferred Stock(a)	1,203,309	—	2,147,342	3,350,651
Short-Term Investment(b)	312,930	—	—	312,930
Total Assets	$251,435,546	$1,507,572	$2,147,342	$255,090,460
Liabilities
Written Call Options	$608,757	$1,204,652	$—	$1,813,409

Tortoise Capital Advisors	51

Notes to Financial Statements (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$106,979,198	$—	$106,979,198
Master Limited Partnerships and Related Companies(a)	55,703,347	1,333,876	—	57,037,223
Common Stock(a)	31,458,118	—	—	31,458,118
Preferred Stock(a)	3,021,600	—	1,811,854	4,833,454
Short-Term Investment(b)	126,115	—	—	126,115
Total Investments	90,309,180	108,313,074	1,811,854	200,434,108
Interest Rate Swap Contracts	—	42,784	—	42,784
Total Assets	$90,309,180	$108,355,858	$1,811,854	$200,476,892

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the year ended November 30, 2017, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $37,261,802, $21,904,472, $2,844,385, $2,865,468, and $2,019,828, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the year ended November 30, 2017.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended November 30, 2017:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$22,478,411	$12,657,666	$2,177,797	$2,063,121	$1,740,791
Purchases	—	—	—	—	—
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	917,623	516,716	88,902	84,221	71,063
Balance — end of year	$23,396,034	$13,174,382	$2,266,699	$2,147,342	$1,811,854

Warrants	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$14,662,641	$8,256,558	$1,420,555	$1,345,782	$1,135,487
Purchases	—	—	—	—	—
Return of capital	—	—	—	—	—
Sales	(15,779,244)	(8,885,319)	(1,528,735)	(1,448,266)	(1,221,957)
Total realized gains	12,633,897	7,114,164	1,224,001	1,159,579	978,372
Change in unrealized gains	(11,517,294)	(6,485,403)	(1,115,821)	(1,057,095)	(891,902)
Balance — end of year	$—	$—	$—	$—	$—

Private Investment	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$—	$—	$—	$—	$—
Purchases	34,916,525	—	—	—	—
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	(9,030,353)	—	—	—	—
Balance — end of year	$25,886,172	$	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gains on
investments still held at November 30, 2017	$(8,112,730)	$516,716	$88,902	$84,221	$71,063

The Funds own units of preferred stock of Targa Resources Corp. that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years. As part of the transaction, each Fund received two classes of warrants. On December 29, 2016 each fund exercised warrant shares in full in exchange for common shares of Targa Resources Corp.

52	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

During the year ended November 30, 2017, TYG began investing in Tortoise HoldCo II, LLC, a wholly-owned investment of TYG, which acquired an approximately 40 megawatt commercial and industrial solar portfolio. As of November 30, 2017, TYG has committed a total of $34,916,525 of equity funding to Tortoise HoldCo II, LLC.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of November 30, 2017:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$23,396,034	$13,174,382	$2,266,699	$2,147,342	$1,811,854
Private Investment	$25,886,172	$—	$—	$—	$—

Assets at Fair Value	Valuation Technique		Unobservable Inputs		Input
Preferred Stock	Lattice model		Illiquidity spread		1.25%
Preferred Stock	Lattice model		Seniority spread		0.25%
Private Investment	Discounted cash flows model		Contracted weighted
			average cost of capital		7.00%
			Post-contracted weighted
			average cost of capital		9.00%
	Recent transaction		Purchase price		$23,359,762

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

During the year ended November 30, 2017, the Funds reallocated the amount of 2016 investment income and return of capital they recognized based on the 2016 tax reporting information received. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(18,247,941)	$(0.370)	$15,743,255	$0.319	$2,504,686	$0.051
After-tax	$(11,496,203)	$(0.233)	$9,918,250	$0.201	$1,577,953	$0.032
NTG
Pre-tax	$(3,490,318)	$(0.074)	$3,339,710	$0.071	$150,608	$0.003
After-tax	$(2,207,277)	$(0.047)	$2,112,033	$0.045	$95,244	$0.002
TTP	$(83,274)	$(0.008)	$79,038	$0.008	$4,236	$0.000
NDP	$95,499	$0.007	$(88,032)	$(0.006)	$(7,467)	$(0.001)
TPZ	$(225,224)	$(0.032)	$216,014	$0.031	$9,210	$0.001

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

Tortoise Capital Advisors	53

Notes to Financial Statements (continued)

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2017, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2014 through 2017

NTG — November 30, 2012 through 2017

TTP, NDP and TPZ — November 30, 2014 through 2017

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2017 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	72%	100%	17%	89%	—	13%
Ordinary dividend income	—	—	—	—	—	—	—	56%
Return of capital	—	—	28%	—	81%	—	100%	7%
Long-term capital gain	—	—	—	—	2%	11%	—	24%

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

54	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $91,276 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2017. Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2017 for Series PP Notes ($103,930) that were issued in September 2017.

There were no offering or debt issuance costs recorded during the year ended November 30, 2017, for NTG, TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for fiscal years beginning on or after December 15, 2015 and interim periods within these fiscal years, and must be applied retrospectively. The funds adopted ASU 2015-03 during the period ended February 28, 2017. For TYG, NTG and TTP, accrued deferred debt issuance and offering costs related to senior notes were reclassified from “Prepaid expenses and other assets” to “Senior notes, net” and accrued deferred offering costs related to mandatory redeemable preferred stock were reclassified from “Prepaid expenses and other assets” to “Mandatory redeemable preferred stock, net” on the Statements of Assets & Liabilities. There was no impact to the financial statements related to the adoption of ASU 2015-03 for NDP and TPZ.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The funds adopted the amendments to Regulation S-X during the period ended August 31, 2017. For TYG and TPZ, the Schedule of Interest Rate Swap Contracts is now being included in the Financial Statements. For TTP and NDP, the notional value of options written is disclosed in the Schedule of Options Written. There was no impact to the financial statements related to the adoption of the amendments to Regulation S-X for NTG.

3. Concentration Risk
Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

Tortoise Capital Advisors	55

Notes to Financial Statements (continued)

4. Agreements
The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of November 30, 2017 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%, less a fee waiver of 0.05% during calendar year 2016.

NDP — 1.10%, less a fee waiver of 0.10% during calendar year 2016.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of November 30, 2017 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$878,196	$20,181,278
AMT credit	—	2,782,197
	878,196	22,963,475
Deferred tax liabilities:
Basis reduction of investment in MLPs	275,769,915	131,762,128
Net unrealized gains on investment securities	67,187,533	13,574,137
	342,957,448	145,336,265
Total net deferred tax liability	$342,079,252	$122,372,790

At November 30, 2017, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

During the year ending November 30, 2017, TYG received $8,934,770 in Investment Tax Credits through its investment in Tortoise HoldCo II, LLC. These tax credits are expected to be utilized in the current year against TYG’s federal tax liability.

56	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains (losses) on investments for the year ended November 30, 2017, as follows:

	TYG	NTG
Application of statutory income tax rate	$(65,703,507)	$(39,448,405)
State income taxes, net of federal tax effect	(3,754,486)	(1,983,691)
Permanent differences	2,290,690	1,640,648
Change in deferred tax liability due to change in overall tax rate	1,805,407	1,196,695
Investment tax credits	(8,934,770)	—
Total income tax (benefit)	$(74,296,666)	$(38,594,753)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, each of TYG and NTG re-evaluated its blended state income tax rate, increasing the overall rate from 36.85% to 37.00% and from 36.59% to 36.76%, respectively, due to anticipated state apportionment of income and gains.

For the year ended November 30, 2017, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current tax expense
Federal	$31,696,061	$—
State	3,669,303	326,091
AMT	—	114,413
	35,365,364	440,504
Deferred tax benefit
Federal	(103,734,353)	(37,166,322)
State (net of federal tax effect)	(5,927,677)	(1,868,935)
Total deferred tax (benefit)	(109,662,030)	(39,035,257)
Total income tax (benefit), net	$(74,296,666)	$(38,594,753)

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2017, TYG and NTG had net operating losses for federal income tax purposes of approximately $2,509,000 (from TYN) and $54,619,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2036 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2017, NTG had $2,782,197 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences resulted in the following reclassifications:

	TTP(1)	NDP(1)	TPZ(1)(2)
Undistributed (accumulated) net investment income (loss)	$61,220	$197,622	$1,183,283
Undistributed (accumulated) net realized gain (loss)	(27,750)	1,008,649	(1,183,283)
Additional paid-in capital	(33,470)	(1,206,271)	—

(1)	Primarily related to character differences of realized gains (losses) on investments.
(2)	Primarily related to character differences of realized losses on interest rate swap settlements.

Tortoise Capital Advisors	57

Notes to Financial Statements (continued)

The tax character of distributions paid to stockholders for the years ending November 30, 2017 and November 30, 2016 was as follows:

	Year Ended November 30, 2017
	TTP		NDP	TPZ
	Common	Preferred	Common	Common
Ordinary income(1)	$2,702,194	$610,837	$—	$7,224,707
Long-term capital gain	334,279	75,564	—	2,519,243
Return of capital	13,290,280	—	25,460,285	683,050
Total distributions	$16,326,753	$686,401	$25,460,285	$10,427,000

	Year Ended November 30, 2016
	TTP		NDP	TPZ
	Common	Preferred	Common	Common
Ordinary income(1)	$15,773,743	$663,152	$—	$9,685,245
Long-term capital gain	553,010	23,249	—	1,002,430
Return of capital	—	—	25,403,124	—
Total distributions	$16,326,753	$686,401	$25,403,124	$10,687,675

(1)	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$(32,347,366)		$(40,077,121)		$19,452,478
Capital loss carryforwards	—		(31,731,168)		—
Qualified late year ordinary losses	—		(2,368,975)	(1)	—
Other temporary differences	(796,877)	(2)	(3,324,398)	(2)	(16,035)
Accumulated earnings (deficit)	$(33,144,243)		$(77,501,662)		$19,436,443

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2017, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2017, NDP had a long-term capital loss carryforward of approximately $31,731,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of November 30, 2017, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,285,022,089	$927,514,497	$285,505,872	$285,663,629	$177,809,847
Gross unrealized appreciation of investments	$957,129,827	$415,770,997	$12,311,157	$22,624,098	$25,899,942
Gross unrealized depreciation of investments	(30,229,273)	(20,405,746)	(39,159,933)	(53,114,731)	(3,232,897)
Net unrealized appreciation (depreciation) of investments	$926,900,554	$395,365,251	$(26,848,776)	$(30,490,633)	$22,667,045

58	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Phillips 66 Partners LP was $48.52 on September 21, 2017, the date of the purchase agreement and the date an enforceable right to acquire the restricted Phillips 66 Partners LP units was obtained by each fund. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2017.

TYG:

Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Phillips 66 Partners LP	Master Limited Partnership	583,711	10/06/17	$27,780,537	$27,160,073	2.3%
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	23,396,034	2.0
Tortoise HoldCo II, LLC	Private Investment	N/A	08/18/17-11/30/17	34,916,525	25,886,172	2.2
				$81,962,455	$76,442,279	6.5%

NTG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Phillips 66 Partners LP	Master Limited Partnership	537,734	10/06/17	$25,592,356	$25,020,763	3.4%
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,848,405	13,174,382	1.7
				$36,440,761	$38,195,145	5.1%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Phillips 66 Partners LP	Master Limited Partnership	37,151	10/06/17	$1,768,126	$1,728,636	0.9%
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,266,699	1.2
				$3,634,632	$3,995,335	2.1%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Phillips 66 Partners LP	Master Limited Partnership	32,400	10/06/17	$1,542,012	$1,507,572	0.7%
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,147,342	1.2
				$3,310,235	$3,654,914	1.9%

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Blue Racer Midstream, LLC,
6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,150,000	2.8%
DCP Midstream LLC,
9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,340,000	3.0
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,294,288	2.2
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,217,624	1.5
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,600,091	1.1
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,095,000	1.4
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/23/17	1,011,875	1,057,500	0.7
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,128,800	2.8
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,420,455	09/17/12	1,616,250	1,517,977	1.0

Tortoise Capital Advisors	59

Notes to Financial Statements (continued)

TPZ: (continued)

						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corp,
6.375%, 03/15/2025*	Corporate Bond	$6,000,000	03/08/17	$5,939,010	$5,955,000	4.0%
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,108,750	2.1
Phillips 66 Partners LP	Master Limited Partnership	28,667	10/06/17	1,364,348	1,333,876	0.9
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,811,854	1.2
				$34,946,548	$36,610,760	24.7%

*	Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the year ended November 30, 2017 is as follows:

TYG:

						11/30/17		Net Change
	11/30/16	Gross	Gross	Realized	Distributions	Share	11/30/17	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
Tortoise HoldCo II, LLC	N/A	$34,916,525	—	—	—	N/A	$25,886,172	$9,030,353

8. Investment Transactions

For the year ended November 30, 2017, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$525,699,293	$316,436,784	$69,375,081	$179,757,545	$67,565,515
Sales	$576,194,556	$316,173,639	$72,640,321	$190,389,217	$65,494,794

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of November 30, 2017 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:

					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series I	May 12, 2018	4.35%		Quarterly	$10,000,000	$10,098,383
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	12,745,612
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,086,210
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,230,373
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,313,751
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,576,519
Series LL	June 14, 2020	2.52%	(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,383,059
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,597,542

60	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series R	January 22, 2022	3.77%		Semi-Annual	$25,000,000	$25,855,973
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,618,770
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,095,381
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,424,166
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,449,134
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,725,131
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,419,814
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,227,025
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,397,544
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,989,346
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,146,991
Series MM	June 14, 2025	2.57	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,849,726
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,167,636
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	29,576,708
Series PP	September 25, 2027	3.33%		Semi-Annual	25,000,000	24,641,001
					$412,500,000	$419,615,795

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from September 14, 2017 through December 13, 2017. The weighted-average interest rate for the year ended November 30, 2017 was 2.34%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from September 14, 2017 through December 13, 2017. The weighted-average interest rate for the year ended November 30, 2017 was 2.39%.

TYG’s Series G Notes with a notional amount of $30,000,000 and a fixed interest rate of 5.85% were paid in full upon maturity on December 21, 2016. TYG’s Series M Notes ($13,000,000) and Series BB Notes ($12,000,000), each with a fixed interest rate of 2.75%, were paid in full upon maturity on September 27, 2017.

TYG issued Series PP Notes with a notional amount of $25,000,000 and a fixed interest rate of 3.33% on September 25, 2017.

NTG:

					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2017	3.73%		Quarterly	$57,000,000	$57,475,956
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,040,574
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,098,383
Series K	September 9, 2019	2.62	%(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	116,861,769
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,690,663
Series L	April 17, 2021	2.80	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,011,448
					$284,000,000	$290,178,793

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from September 11, 2017 through December 10, 2017. The weighted-average rate for the year ended November 30, 2017 was 2.44%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from October 17, 2017 through January 16, 2018. The weighted-average rate for the year ended November 30, 2017 was 2.60%.

TTP:

					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,084,443
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,069,573
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,659,759
Series G	December 12, 2022	2.36	%(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$34,813,775

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from September 12, 2017 to December 11, 2017. The weighted-average interest rate for the year ended November 30, 2017 was 2.19%.

Tortoise Capital Advisors	61

Notes to Financial Statements (continued)

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at November 30, 2017. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of November 30, 2017 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at November 30, 2017. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$86,967,682
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	82,918,323
			16,500,000	$165,000,000	$169,886,005

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at November 30, 2017. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$65,622,504
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,027,045
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	40,666,133
			4,400,000	$110,000,000	$111,315,682

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at November 30, 2017. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,275,897

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

62	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the year ended November 30, 2017, as well as the principal balance and interest rate in effect at November 30, 2017 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$130,000,000	$90,000,000	$97,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2019	June 22, 2018	June 12, 2019	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)
For the year ended November 30, 2017:
Average principal balance	$61,900,000	$63,000,000	$48,900,000	$16,400,000(6)	$63,200,000	$51,100,000
Average interest rate	2.44%	2.25%	2.44%	2.17%(6)	1.85%	1.85%
As of November 30, 2017:
Principal balance outstanding	$49,700,000	$63,000,000	$49,800,000	$19,300,000	$64,500,000	$53,400,000
Interest rate	2.57%	2.57%	2.57%	2.50%	2.17%	2.17%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $48,500,000 and 0.15% when the outstanding balance is at least $48,500,000, but below $67,900,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $67,900,000.
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(6)	For the period from June 30, 2015 through June 30, 2017 TTP’s credit facility allowed for interest rates to be fixed at 2.03% on $7,000,000 of the outstanding principal balance.

For the period from December 1, 2016 through June 12, 2017 (the date the agreement was amended), TYG had a revolving credit facility with U.S. Bank, N.A. The terms of the agreement provided for a $157,500,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 1.20%. The average principal balance and interest rate during which this credit facility was utilized was approximately $68,500,000 and 2.08%, respectively.

For the period from December 1, 2016 through June 12, 2017 (the date the agreement was amended), NTG had a revolving credit facility with Bank of America, N.A. The terms of the agreement provided for a $117,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 1.20%. The average principal balance and interest rate for the period during which this credit facility was utilized was approximately $51,900,000 and 2.08%, respectively.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2017, each Fund was in compliance with credit facility terms.

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Tortoise Capital Advisors	63

Notes to Financial Statements (continued)

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the year ended November 30, 2017 was approximately $15,000,000 and $19,300,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at November 30, 2017:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$73,203	$(30,419)	$42,784	$—	$—	$42,784

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$157,702	$—	$157,702	$—	$—	$157,702
TPZ: Interest Rate Swap Contracts	$30,419	$(30,419)	$—	$—	$—	$—

Written Call Options
Transactions in written option contracts for TYG, NTG, TTP and NDP for the year ended November 30, 2017, are as follows:

	TYG		NTG
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	—	$—	—	$—
Options written	20,444	919,888	13,616	571,277
Options closed*	—	—	—	—
Options exercised	(5,548)	(316,900)	(3,350)	(186,846)
Options expired	(14,896)	(602,988)	(10,266)	(384,431)
Options outstanding at November 30, 2017	—	$—	—	$—

64	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	5,857	$462,996	36,989	$2,153,562
Options written	69,474	4,502,002	551,385	23,291,025
Options closed*	(65,275)	(4,412,200)	(476,349)	(20,666,341)
Options exercised	(1,807)	(119,558)	(35,090)	(1,495,822)
Options expired	(1,136)	(79,716)	(26,357)	(1,386,479)
Options outstanding at November 30, 2017	7,113	$353,524	50,578	$1,895,945

*

The aggregate cost of closing written option contracts was $0 for TYG, $0 for NTG, $2,492,781 for TTP and $9,908,647 for NDP, resulting in net realized gains of $0, $0, $1,919,419 and $10,757,694 for TYG, NTG, TTP and NDP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at November 30, 2017:

	Assets/(Liabilities)
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$(157,702)
TTP: Written equity call options	Options written, at fair value	$(322,204)
NDP: Written equity call options	Options written, at fair value	$(1,813,409)
TPZ: Interest rate swap contracts	Interest rate swap contracts	$42,784

The following table presents the effect of derivatives on the Statements of Operations for the year ended November 30, 2017:

			Net Unrealized
Derivatives not accounted for as	Location of Gains	Net Realized Gain	Appreciation
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(188,170)	$207,349
TYG: Written equity call options	Options	$602,988	$—
NTG: Written equity call options	Options	$384,431	$—
TTP: Written equity call options	Options	$1,999,135	$1,026,681
NDP: Written equity call options	Options	$12,144,173	$6,243,375
TPZ: Interest rate swap contracts	Interest rate swaps	$(138,700)	$196,092

13. Subsequent Events

On December 21, 2017, the Funds held a special stockholder meeting to consider a vote on a new investment advisory agreement between each Fund and its investment adviser, Tortoise Capital Advisors, L.L.C. (“the “Adviser”). Each Fund’s stockholders voted to approve the new investment advisory agreement between the Fund and the Adviser. The current investment advisory agreement for each Fund will terminate upon the closing of the proposed change in ownership of the parent company of the Adviser (the “Transaction”) which is expected to occur by the end of the first calendar quarter of 2018. The proposed new investment advisory agreement for each Fund is substantially identical to its current investment advisory agreement, except for the effective dates and the termination dates, and would simply continue the relationship between each Fund and the Adviser. The Transaction is not expected to result in any change in the day-to-day portfolio management, investment objectives and policies or investment processes of the Funds.

TYG:
On December 22, 2017 The Tax Cuts and Jobs Act was signed into law thus reducing the U.S. corporate tax rate from 35% to 21%. For the fiscal year ending November 30, 2018, an effective tax rate of 24.56% and 23.43% will be used to calculate any current and deferred tax liability respectively. Management is continuing to evaluate the implications of tax reform and will provide additional details in subsequent quarters as necessary.

During the period from December 1, 2017 through the date the financial statements were issued, TYG issued 62,700 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $2.0 million.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Capital Advisors	65

Notes to Financial Statements (continued)

NTG:
On December 13, 2017, NTG issued $32,000,000 Series N Senior Notes which carry a fixed interest rate of 3.18% and mature on December 13, 2024 and $25,000,000 Series O Senior Notes which carry a fixed interest rate of 3.47% and mature on December 13, 2027.

On December 13, 2017, NTG issued 1,600,000 Series E Mandatory Redeemable Preferred Shares (aggregate liquidation preference $40,000,000) and 1,000,000 Series F Mandatory Redeemable Preferred Shares (aggregate liquidation preference $25,000,000). The Series E Mandatory Redeemable Preferred Shares carry a fixed interest rate of 3.78% and a mandatory redemption date of December 13, 2024. The Series F Mandatory Redeemable Preferred Shares carry a fixed interest rate of 4.07% and a mandatory redemption date of December 13, 2027.

On December 22, 2017 The Tax Cuts and Jobs Act was signed into law thus reducing the U.S. corporate tax rate from 35% to 21%. For the fiscal year ending November 30, 2018, an effective tax rate of 24.28% and 23.14% will be used to calculate any current and deferred tax liability respectively. Management is continuing to evaluate the implications of tax reform and will provide additional details in subsequent quarters as necessary.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On December 29, 2017, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $11,068.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

66	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., and Tortoise Power and Energy Infrastructure Fund, Inc., (the “Funds”), including the schedules of investments, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period the ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., and Tortoise Power and Energy Infrastructure Fund, Inc. at November 30, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

January 22, 2018

Tortoise Capital Advisors	67

Company Officers and Directors (unaudited)
November 30, 2017

Number of
	Position(s) Held		Portfolios in	Other Public
	With Company, Term		Fund Complex	Company
	of Office and Length		Overseen	Directorships
Name and Age(1)	of Time Served(2)	Principal Occupation During Past Five Years	by Director(3)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director of TYG since 2003 and of NTG since 2010; Class II Director of NDP since 2012 and of TPZ since 2007; Class III Director of TTP since 2011.	Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Professor and Chairman of the Department of Risk Management and Insurance, Robinson College of Business, Georgia State University (1999-2017); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.
Rand C. Berney (Born 1955)	Class I Director of TTP since January 1, 2014; Class II Director of each of TYG and NTG since January 1, 2014; Class III Director of each of NDP and TPZ since January 1, 2014.

Executive-in-Residence and Professor for Professional Financial Planning Course and Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

			5	None
Charles E. Heath (Born 1942)	Class I Director of TTP since 2011; Class II Director of TYG since 2003 and of NTG since 2010; Class III Director of NDP since 2012 and of TPZ since 2007.	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.
Alexandra Herger (Born 1957)	Class I Director of each of NDP and TPZ since January 1, 2015; Class II Director of TTP since January 1, 2015; Class III Director of each of TYG and NTG since January 1, 2015.

Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

			5	None
Interested Directors (4)
H. Kevin Birzer (Born 1959)	Class I Director and Chairman of the Board of NDP since 2012 and of TPZ since 2007; Class II Director and Chairman of the Board of TTP since 2011; Class III Director and Chairman of the Board of TYG since 2003 and of NTG since 2010.

Chief Executive Officer of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”), which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”), from its inception through November 30, 2011. CFA designation since 1988.

			5	None
Terry C. Matlack (Born 1956)	Class I Director of each of TYG and NTG since 2012; Class II Director of each of NDP and TPZ since 2012; Class III Director of TTP since 2012.

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYY and TYN from November 12, 2012 until its merger into TYG effective June 23, 2014; Chief Executive Officer of each of TYG and TPZ from May 2011 to June 30, 2015, of NTG from 2010 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015 and of each of TYY and TYN from May 2011 until its merger into TYG effective June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

			5	Epiq Systems, Inc. (until June 2012)

(1)	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(2)	Ending year of Director terms by Class are as follows:

	TYG	NTG	TTP	NDP	TPZ
Class I	2020	2020	2018	2019	2019
Class II	2018	2018	2019	2020	2020
Class III	2019	2019	2020	2018	2018

(3)	This number includes TYG, NTG, TTP, NDP and TPZ. The Adviser serves as the investment adviser to TYG, NTG, TTP, NDP and TPZ.
(4)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

68	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Company Officers and Directors (unaudited) (continued)
November 30, 2017

Name and Age(1)	Position(s) Held With Company, Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held
Interested Officers(3)
P. Bradley Adams (Born 1960)	Chief Executive Officer of each of TYG, NTG, TTP, NDP and TPZ since June 30, 2015. Principal Financial Officer and Treasurer of each of TYG, NTG, TTP, NDP and TPZ since May 18, 2017.	Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG from 2010 to June 30, 2015, of each of TYG and TPZ from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of the TYG, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.	N/A	None
Matthew G.P. Sallee (Born 1978)	President of TYG and NTG since June 30, 2015.	Managing Director of the Adviser since January 2014 and member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2009 to June 2012; Research Analyst of the Adviser from 2005 to 2009. CFA designation since 2009.	N/A	None
Brian A. Kessens (Born 1975)	President of TTP and TPZ since June 30, 2015.	Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2008 to June 2012. CFA designation since 2006.	N/A	None
Robert J. Thummel (Born 1972)	President of NDP since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2004 to June 2012. Previously, the President of TYN from 2008 until its merger into TYG in June 2014.	N/A	None
Nicholas S. Holmes (Born 1985)	Vice President of each of TYG and NTG since June 30, 2015.	Investment Analyst of the Adviser since January 2015; Research Analyst of the Adviser from January 2012 through December 2014 and Assistant Research Analyst from January 2010 through December 2011. CFA designation since 2013.	N/A	None
Stephen Pang (Born 1981)	Vice President of TTP since May 18, 2017.	Director of the Adviser since 2017. Investment Analyst of the Adviser since 2015. CFA designation since 2016.	N/A	None
Adam Peltzer (Born 1975)	Vice President of TPZ since May 18, 2017.	Director and Investment Analyst of the Adviser since March 2015. CFA designation since 2009.	N/A	None
Brett Jergens (Born 1978)	Vice President of NDP since June 30, 2015.	Investment Analyst of the Adviser since December 2010; Research Analyst of the Adviser from June 2007 to December 2010. CFA designation since 2011.	N/A	None
Shobana Gopal (Born 1962)	Vice President of each of TYG, NTG, TTP, NDP and TPZ since June 30, 2015.	Director, Tax of the Adviser since January 2013; Tax Analyst of the Adviser from September 2006 through December 2012.	N/A	None
Diane Bono (Born 1958)	Secretary of each of TYG, NTG, TTP, NDP and TPZ since May 2013.	Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer of TYG since June 2006 and of each of NTG, TTP, NDP and TPZ since its inception, and of each of TYY and TYN from June 2006 to June 23, 2014; Secretary of each of TYY and TYN from May 2013 to June 23, 2014.	N/A	None

(1)	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(2)	Officers are elected annually.
(3)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Tortoise Capital Advisors	69

Additional Information (unaudited)

Notice to Shareholders
For stockholders that do not have a November 30, 2017 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2017, each Fund is designating the following items with regard to distributions paid during the year.

Common Distributions
	Return of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TTP	81.40%	2.05%	16.55%	100.00%	100.00%	87.94%
NDP	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%
TPZ	6.55%	24.16%	69.29%	100.00%	18.52%	16.67%

Preferred Distributions
	Return of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TTP	0.00%	11.01%	88.99%	100.00%	100.00%	87.94%

(1)	The Fund designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2017, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$217,000	$172,000	$88,000	$88,000	$71,000

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2017 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

70	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Additional Information (unaudited) (continued)

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment
Each of NTG, TTP, NDP and TPZ have an Automatic Dividend Reinvestment Plan and TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). Each Plan allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Tortoise Capital Advisors	71

Additional Information (unaudited) (continued)

Approval of the Investment Advisory Agreement

The Board of Directors, including the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Directors”) considered both the renewal of each fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) and, in connection with the change of control of the Adviser that would occur as a result of the closing of the proposed change in ownership of the parent company of the Adviser (the “Transaction”), a new investment advisory agreement between the Adviser and the fund (“New Investment Advisory Agreement”). The Current Investment Advisory Agreement for each fund was reviewed and, by unanimous vote, renewed by such fund’s Board of Directors, including the Independent Directors, at an in-person meeting held on October 16, 2017. Such renewal term expires upon the earlier to occur of the closing of the Transaction or December 31, 2018. At the same meeting, the Board of Directors, including the Independent Directors, reviewed and unanimously approved the New Investment Advisory Agreements for each fund, subject to requisite stockholder approval and the closing of the Transaction.

As the Current Investment Advisory Agreement and the New Investment Advisory Agreement for each fund were reviewed and considered by the fund’s Board of Directors contemporaneously, and they are substantially identical except for the effective and termination dates, the Board of Director’s analysis of them engaged a parallel process and, with respect to the New Investment Advisory Agreement, drew additional focus on the expected effect that the change of control of the Adviser would have on the Adviser and the fund’s relationship with the Adviser.

In preparation for its review of the Current Investment Advisory Agreement and the New Investment Advisory Agreement of each fund, the Independent Directors consulted with independent legal counsel regarding the factors to be considered in its review and the nature of information to be provided, and through its independent legal counsel the Independent Directors sent a detailed formal request for information to the Adviser. In addition to materials received and reviewed by the Board of Directors throughout the year, the Adviser provided extensive information, including information from independent third party sources, and the directors reviewed such information, over the course of several weeks in response to this request.

For each fund, the Adviser provided information to assist the Board of Directors in assessing, among other things, the nature, extent and quality of advisory, administrative and other services provided by the Adviser, the investment performance of the fund (including a comparison of advisory fees and total expenses of the fund to other peer funds), the cost of services provided (including a comparison of advisory fees and total expenses of the fund to other peer funds), the profitability of the advisory contract to the Adviser, the potential for economies of scale, if any, and the collateral benefits the Adviser may derive from its relationship with the fund.

In August 2017, the Independent Directors consulted with independent legal counsel regarding the legal issues and items to consider in a potential change of control of the Adviser. Working with their independent legal counsel, the Independent Directors provided to the Adviser a document requesting information from the potential acquirer, to assist the Board of Directors in assessing the potential acquirer and the impact that the change of control would have on the Adviser’s relationship with the funds and the factors considered in reviewing and approving a new investment advisory agreement. The Board of Directors met several times in September 2017 to review and discuss these considerations.

After the Adviser’s decision to engage in exclusive negotiations with Lovell Minnick Partners LLC (“Lovell Minnick”), the Board of Directors held an in-person meeting on October 2, 2017 to meet with representatives of the Adviser and Lovell Minnick. At this meeting, Lovell Minnick outlined its background, expertise and experience, described its business, operational and management plans for the Adviser following the closing of the Transaction, summarized the principal terms of the Transaction, and answered such questions as were raised at the meeting. Later that day, Lovell Minnick provided to the Board of Directors, in response to the written request for information submitted by the Independent Directors, detailed information to assist the Board of Directors of each fund in its review and consideration of the New Investment Advisory Agreement and the effect that the Transaction would have on the Adviser and its relationship with the fund (“Transaction Materials”).

The Board of Directors of each fund reviewed the Transaction Materials, along with the materials it had received for its general review of the Current Investment Advisory Agreement and the New Investment Advisory Agreement, and held a meeting with the Adviser on October 9, 2017 to discuss and address issues and questions. The Transaction Materials provided to the Board of Directors included, among other things, responsive information regarding (1) the organizational and operational structure of the acquirer and how the Adviser would be integrated into that structure, (2) the background and qualifications of Lovell Minnick and the executives who will be primarily responsible for the acquirer’s relationship with the Adviser, (3) the capitalization and financial condition of the acquirer, (4) the financing arrangements for the Transaction and the implications of leverage upon the Adviser, (5) whether after the Transaction there were plans to change the business, operations or management of the Adviser, (6) acquirer’s availability of capital for future investments in the Adviser, (7) legal, litigation and regulatory matters, including Lovell Minnick’s compliance policies, (8) potential conflicts of interest that may arise due to the acquirer’s ownership of the Adviser, (9) the draft definitive purchase agreement and a summary of the terms of the Transaction, including closing conditions, and (10) confirmation that the Transaction is structured to comply with the safe harbor of Section 15(f) of the 1940 Act, and that the fund would not bear any expenses related to the Transaction. At the meeting, the Board of Directors also reviewed and discussed the terms of the Transaction.

In connection with each Board of Director’s consideration of the New Investment Advisory Agreement, the directors considered, among other information and factors, the following factors regarding the Transaction’s effect upon the Adviser and the fund’s relationship with the Adviser:

●	the statements of Lovell Minnick and the Adviser to the Board of Directors that:

–	the day-to-day portfolio management, investment objectives and policies, and investment processes of the fund will not change in any material respect as a result of the Transaction;

72	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Additional Information (unaudited) (continued)

–	the Transaction does not require or propose any change in the Adviser’s day-to-day portfolio management teams or key personnel, except that certain founders of the Adviser are expected to leave Tortoise upon the closing of the Transaction;

–	the services provided by the Adviser to the fund will be of the same or improved quality following the closing of the Transaction as those in effect immediately prior to the closing of the Transaction;

–	there will be no impact on the profitability of the Adviser as a result of the Transaction;

–	the acquirer and the Adviser intend to comply with the safe harbor provisions of Section 15(f) of the 1940 Act, including having Independent Directors comprise 75% or more of the fund’s Board of Directors for three years following the closing of the Transaction and they will use reasonable best efforts not to engage in activities that would impose an “unfair burden” (within the meaning of Section 15(f)) on the funds for a period of two years following the closing of the Transaction.

●	except for provisions relating to effectiveness and termination dates, the terms of the New Investment Advisory Agreement are substantially identical to the Current Investment Advisory Agreement, including the fee and expense structure and the advisory fee rate;

●	the investment advisory and administrative services to be provided to the fund by the Adviser are the same under the Current Investment Advisory Agreement and the New Investment Advisory Agreements;

●	the impact of the Transaction on the Adviser’s day-to-day operations, including, without limitation, the potential increase in resources available to the Adviser personnel as a result of the Transaction;

●	the anticipated capitalization and level of indebtedness of the Adviser following the closing of the Transaction;

●	the reputation, capabilities, experience, organizational structure and financial resources of Lovell Minnick;

●	the long-term business goals of Lovell Minnick and the Adviser with regard to the business and operations of the Adviser;

●	that stockholders of the funds will not bear any costs in connection with the Transaction, as the parties to the purchase agreement for the Transaction will bear the costs, fees and expenses incurred by the funds in connection with the proxy statement, the solicitation of proxies, and any other costs of the funds associated with the Transaction; and

●	the terms of the Transaction, including payments made by the acquirer to the owners of the Adviser in connection with the Transaction, Tortoise ongoing management and employees retaining a significant equity interest in Tortoise with many investing additional capital alongside the acquirer, and employment relationships of the Adviser’s key personnel following closing of the Transaction.

The Board of Directors of each fund, including the Independent Directors, considered and evaluated all the information provided to it by the Adviser and Lovell Minnick. The directors did not identify any single factor as being all-important or controlling, and each director may have attributed different levels of important to different factors. In deciding to renew the Current Investment Advisory Agreement (for a term expiring upon the earlier to occur of the closing of the Transaction or December 31, 2018) and to approve the New Investment Advisory Agreement, and in addition to factors described above, the Board of Directors’ decision included an assessment of the following factors.

Nature, Extent and Quality of Services Provided. The Board of Directors considered information regarding the history, qualification and background of the Adviser and the individuals who will be primarily responsible for the portfolio management of the fund. Additionally, the Board of Directors considered the quality and extent of the resources devoted to research and analysis of the fund’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the fund, and meeting regulatory requirements. Further, the Board of Directors considered the quality and depth of the Adviser personnel (including the number and caliber of portfolio managers and research analysts involved and the size and experience of the investment, accounting, trading, client service and compliance teams dedicated to the fund), the fact that the current day-to-day portfolio management teams of the Adviser will continue to be engaged in the investment management of the fund’s portfolio, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Board of Directors considered the quality of the administrative and other non-investment advisory services provided to the fund. The Adviser will provide the fund with certain services (in addition to any such services provided to the fund by third parties) and officers and other personnel as are necessary for the operations of the fund. In particular, the Adviser will provide the fund with the following administrative services, among others: (1) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (2) communicating with analysts to support secondary market analysis of the fund; (3) oversight of daily accounting and pricing; (4) preparing periodic filings with regulators and stock exchanges; (5) overseeing and coordinating the activities of other service providers; (6) organizing Board meetings and preparing the materials for such Board meetings; (7) providing compliance support; (8) furnishing analytical and other support to assist the Board of Directors in its consideration of strategic issues; (9) the responsible handling of the leverage target; and (10) performing other administrative services for the operation of the fund, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

Tortoise Capital Advisors	73

Additional Information (unaudited) (continued)

In addition, in deciding to approve the New Investment Advisory Agreement, the Board of Directors considered the Adviser’s and Lovell Minnick’s representations that Lovell Minnick intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board of Directors also considered the likelihood that the Transaction may result in increased resources available to the Adviser’s personnel in day-to-day operations as well as strategically.

The Board of Directors also reviewed information received from the Adviser and the fund’s Chief Compliance Officer regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the fund, including the fund’s code of ethics. In addition, in deciding to approve the New Investment Advisory Agreement, the Board of Directors considered Lovell Minnick’s statements that the Adviser’s compliance policies and procedures (including ethics policies and procedures), disaster recovery program and cybersecurity infrastructure would be the same, or improved, following the closing of the Transaction.

The Board of Directors concluded that the nature of the fund and the specialized expertise of the Adviser in the niche market of MLPs for each of TYG and NTG and the energy market for each of TTP, NDP and TPZ, as well as the nature, extent and quality of services provided by the Adviser to the fund, made it qualified to serve as the adviser. In deciding to renew the Current Investment Advisory Agreement, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the fund. In deciding to approve the New Investment Advisory Agreement, the Board of Directors recognized that Lovell Minnick’s and the Adviser’s investment horizon correlated well to the investment strategy of the fund. The Board of Directors reviewed the financial information, including information regarding existing and anticipated indebtedness, provided by the Adviser and Lovell Minnick and concluded that upon closing of the Transaction, the Adviser will have the financial resources to meet its obligations to the fund.

The Board of Directors concluded that they are satisfied with the nature, extent and quality of services that the Adviser will provide to each fund under its New Investment Advisory Agreement and that the nature, extent and quality of services provided by the Adviser under the Current Investment Advisory Agreement are expected to continue under the New Investment Advisory Agreement at the same or improved levels.

Investment Performance, Costs of Services, Profitability. The Board of Directors reviewed and evaluated information regarding the fund’s performance and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector for each of TYG and NTG and on the energy sector for each of TTP, NDP and TPZ. The Board of Directors considered the fund’s investment performance against peer funds for the following periods, where applicable: one year, three year, five year, ten year, 2015, 2016, 2017 year-to-date and since inception for each of TYG, NTG, TTP, NDP and TPZ. Additionally, the Board of Directors considered each fund’s performance against a specialized sector (including a custom composite of sector indices (“custom composite”) for each of TTP and TPZ) and more general market indices for the fiscal year-to-date, one year and since inception periods for each fund. The Board of Directors also considered senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Board of Directors noted that for the relevant periods, based on NAV: TYG’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed and underperformed sector market indices depending on the period and the index and outperformed and underperformed the general market index depending on the period; NTG’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed and underperformed the specialized sector and general market indices depending on the period; TTP’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed and underperformed the custom composite, the specialized sector market index and the general market index depending on the period and the index; NDP’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed and underperformed the specialized sector market index and outperformed and underperformed the general market index depending on the period; and TPZ’s performance outperformed and underperformed the median for its peers depending on the period and outperformed and underperformed the custom composite and the general market index depending on the period. The Board of Directors noted that for the relevant periods, based on market price, each of TYG, NTG and TTP outperformed and underperformed the median for its peers depending on the period; NDP outperformed and underperformed the median for its peers depending on the period, and TPZ outperformed and underperformed the median for its peers depending on the period. For each of TTP and TPZ, the Board of Directors noted the lack of peers and sector market indices with similar strategies to the fund and also took into account the custom composite to better reflect the strategy of the fund. The Adviser believes that performance relative to the applicable custom composite for each of TTP and TPZ is an appropriate performance metric for the fund. The Board of Directors also noted that the custom composites for TTP and TPZ and the sector market indices are pre expenses, in contrast to each of these funds and its peers, and the sector market indices are pre-tax accrual in contrast to TYG and NTG and their MLP peers. The Board of Directors also noted differences across the peer universe in distribution and leverage strategies, including the fund’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Board of Directors also considered discussions with the Adviser regarding a variety of initiatives for the fund, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. The Board of Directors also noted differences across the peer universe in distribution and leverage strategies, including the fund’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. Based upon their review and also considering market conditions and volatility, the Board of Directors concluded that each fund’s performance has been reasonable based on the fund’s strategy and compared to other closed-end funds that focus on the MLP sector (for each of TYG and NTG) and the energy sector (for each of TTP, NDP and TPZ) and that the fund has generated reasonable returns for investors.

74	Tortoise Capital Advisors

2017 Annual Report | November 30, 2017

Additional Information (unaudited) (continued)

The Adviser provided detailed information concerning its cost of providing services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Board of Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Current Investment Advisory Agreement and the New Investment Advisory Agreement, and the reasonableness of the current advisory fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Board of Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Board of Directors discussed the significant differences in scope of services provided to the fund and to the Adviser’s other non-closed-end fund clients. The Board of Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Board of Directors considered and evaluated the information they received comparing the fund’s contractual annual advisory fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP or energy investment companies, as applicable depending on the fund, determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Board of Directors reviewed and considered the advisory fee payable by the fund under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Board of Directors compared the fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same peer group. The Board noted that the advisory fee rates payable to the Adviser would be the same under the New Investment Advisory Agreement as they are under the Current Investment Advisory Agreement. The Board of Directors concluded that the fees (including the advisory fee) and expenses that the fund is paying under the Current Investment Advisory Agreement and the New Investment Advisory Agreement, as well as the operating expense ratios of the fund, are reasonable given the quality of services provided under the Current Investment Advisory Agreement and the New Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Board of Directors considered information from the Adviser concerning whether economies of scale would be realized as the fund grows, and whether fee levels reflect any economies of scale for the benefit of the fund’s stockholders. In addition, in deciding to approve the New Investment Advisory Agreement, the Board of Directors considered any potential economies of scale that may result from the Transaction and whether fee levels reflect any economies of scale for the benefit of the fund’s stockholders. The Board of Directors concluded that economies of scale are difficult to measure and predict overall and that such economies of scale could not be predicted in advance of the closing of the Transaction. Accordingly, the Board of Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the fund, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Board of Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure under the Current Investment Advisory Agreement, and will appropriately be sharing any economies of scale through its fee structure under the New Investment Advisory Agreement, and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Board of Directors reviewed information from the Adviser and Lovell Minnick concerning collateral benefits it may receive as a result of its relationship with the fund. The Board of Directors concluded that the Adviser generally does not and will not directly use the fund’s or stockholder information to generate profits in other lines of business, and therefore would not derive any significant collateral benefits from them.

The Board of Directors did not, with respect to their deliberations concerning their approval of the continuation of the Current Investment Advisory Agreement or the approval of the New Investment Advisory Agreement for each fund, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusion. On the basis of such information as the Board of Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after the Independent Directors’ separate consultation with its independent legal counsel, the Board of Directors concluded that their analysis favored approval of the continuation of the Current Investment Advisory Agreement and approval of the New Investment Advisory Agreement for each fund, and that (a) the terms and conditions thereof are fair and reasonable and in the best interests of the fund and its stockholders, and (b) with respect to the New Investment Advisory Agreement, the Transaction would not result in the imposition of an unfair burden on the fund or its stockholders.

Tortoise Capital Advisors	75

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300 Leawood, KS 66211 www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$227,000	$220,000
Audit-Related Fees	—	—
Tax Fees	$82,000	$81,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$82,000	$81,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2017 and 2016, the Adviser was billed approximately $457,900 and $143,300 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney, Mr. Charles E. Heath and Ms. Alexandra A. Herger.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2017.

Portfolio Managers

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang and Brett Jergens. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy. Biographical information about each portfolio manager named above as of the date of this filing is set forth below.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Brian A. Kessens (Born 1975)	N/A

Investment Analyst of the Adviser from 2008 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2015; Member of the Investment Committee of the Adviser and President of each of TTP and TPZ since June 30, 2015. CFA designation since 2006.

James R. Mick (Born 1975)	N/A

Research Analyst of the Adviser from 2006 to 2011; Investment Analyst of the Adviser from 2011 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser since June 30, 2015. CFA designation since 2010.

Matthew G.P. Sallee (Born 1978)	President since June 30, 2015

Research Analyst of the Adviser from 2005 to 2009; Investment Analyst of the Adviser from 2009 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser and President of each of the Company and NTG since June 30, 2015. CFA designation since 2009.

Robert J. Thummel, Jr. (Born 1972)	N/A

Investment Analyst of the Adviser from 2004 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; President of Tortoise North American Energy Corporation (“TYN”) from 2008 until its merger into the Company effective June 23, 2014; Member of the Investment Committee of the Adviser and President of NDP since June 30, 2015.

Stephen Pang (Born 1981)	N/A

Investment Analyst of the Adviser from January 2015 to January 2017; Director of the Adviser since January 2017. Portfolio Manager of the Adviser since January 2018; Vice President of TTP since May 2017. CFA designation since 2016.

Brett Jergens (Born 1978)	N/A

Research Analyst of the Adviser from June 2007 to December 2010; Investment Analyst of the Adviser from December 2010 to January 2018; Portfolio Manager of the Adviser since January 2018; Vice President of NDP since June 2015. CFA designation since 2011.

*The address of each portfolio manager is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TPZ, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2017:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
Brian A. Kessens
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
James R. Mick
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Matthew G.P. Sallee
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Robert J. Thummel, Jr.
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Stephen Pang
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—
Brett Jergens
Registered investment companies	8	$5,644,121,140	0	—
Other pooled investment vehicles	16	$828,789,911	1	$175,772,564
Other accounts	965	$6,664,460,902	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser by that other fund or client. Any of the Adviser’s or its affiliates’ proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Kessens, Mick, Sallee, Thummel, Pang or Jergens receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang and Jergens has an employment-related agreement with the Adviser and receives base compensation from the Adviser for the services he provides. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Kessens, Mick, Sallee, Thummel, Pang and Jergens are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang and Jergens owns an equity interest in Tortoise Investments, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2017:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
Brian A. Kessens	$10,001 - $50,000
James R. Mick	$1 - $10,000
Matthew G.P. Sallee	$100,001 - $500,000
Robert J. Thummel, Jr.	$10,001 - $50,000
Stephen Pang	$1 - $10,000
Brett Jergens	$1 - $10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
6/1/17-6/30/17
Month #2	0	0	0	0
7/1/17-7/31/17
Month #3	0	0	0	0
8/1/17-8/31/17
Month #4	0	0	0	0
9/1/17-9/30/17
Month #5	0	0	0	0
10/1/17-10/31/17
Month #6	0	0	0	0
11/1/17-11/30/17
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date January 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date January 22, 2018